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                                          Horace Mann
                                          Mutual Funds
                                          Annual Report



                                                December 31, 2001

Table of Contents



               Letter from the Chairman ..............................  2

               Average Annual Total Return
               Horace Mann Family of Funds ...........................  3

               Portfolio manager letter ..............................  5

               Financial statements .................................. 11









This report must be preceded
or accompanied by a current
prospectus.

[LOGO OF HORACE MANN MUTUAL FUNDS]

                                                      P.O. Box 4657
                                                      Springfield, IL 62708-4657
                                                      (217) 789-2500

Fellow Shareholders:

One of the most important tasks you will undertake in the course of your career is investing for retirement, and Horace Mann is proud to serve you in your effort to cultivate long-term financial success. Thank you for your continued confidence in the Horace Mann Mutual Funds.

Market Review

The events of Sept. 11 cast a cloud on an already disappointing year for stock investors. While the nation rallied together following the attacks, the year proved difficult as the bull market of prior years became a distant memory. Companies continued to suffer under the weight of a lagging economy, and pockets of growth were few and far between. Investors continued to see losses in many technology-oriented stocks as 2001 proved especially difficult for this sector. Companies whose market values grew significantly in previous years pulled back and prior years' gains eroded. Long-term value stock investors were rewarded as the growth style of investing, which had enjoyed unmitigated success in recent years, fell behind their value counterparts. While 2001 provided investors with extreme challenges, the benefits of well-diversified investing were clearly apparent. As an example, bonds generally performed well in this environment, building on gains of the previous year.

While 2001 was a down year in the stock market, there were some spots for encouragement in the Horace Mann Mutual Funds family:

..    The Equity Fund, though it posted a slightly negative return in 2001, significantly outperformed the S&P 500 Index, continuing a trend that began in early 2000;
..    The Balanced Fund also posted solid returns, picking up ground for the year and exceeding its benchmark;
..    The International Equity Fund performed in sympathy with a difficult environment for international stocks, yielding slightly to its benchmark;
..    Income Fund investors enjoyed gains that countered the decline in stock prices; and
..    The Short-Term Investment Fund produced positive returns in 2001.

All of the Horace Mann Mutual Funds remain well positioned to provide you with appropriate investments for your long-term retirement needs. Wilshire Associates, in their role as Adviser, made two significant changes in the management of the funds in 2001. Mazama Capital Management was retained to manage a portion of the Small Cap Growth Fund, and Bernstein Investment Research & Management's assignment with the Horace Mann Mutual Funds was expanded to include the Socially Responsible Fund. Results have been encouraging in these funds so far, and Wilshire Associates will continue to monitor the management of the funds and take the necessary steps to strive to provide you with the best opportunity to succeed in your investment plan.

With great appreciation for your dedication in educating our nation's schoolchildren during these difficult times, Horace Mann maintains its commitment to providing you with financial solutions that make sense for the long term. We look forward to working by your side in this challenging investment environment, and assisting you in reaching your long-term investment objectives. On behalf of Horace Mann, I thank you for your continued confidence in the Horace Mann Mutual Funds, and wish you the very best in 2002.

Sincerely,

/s/ George Zock

George Zock
Chairman
Horace Mann Mutual Funds

        For Annuity Alternatives Contract Owners and Public Shareholders

Average annual total returns for the year ended December 31, 2001, for the Annuity Alternatives contracts are shown in the first two tables below. For contributions which remained invested in an Annuity Alternatives contract, returns are shown first. For contracts which were surrendered, returns are shown second. Redemption has no effect on the variable account rates of return after the initial five-year contract period. The third table below is the Public Shareholder average annual total return for the year ended December 31, 2001, along with its comparable benchmark. Redemption has no effect on Public Shareholders.

Returns if money remained invested, based on a $1,000 investment.



Variable Account                         1 Year    5 years   10 years     Since Inception
                                         ------    -------   --------     ---------------
   Equity Fund                            -5.41      2.11       8.61          8.72/1/
   Balanced Fund                           0.12      4.01       7.83          8.13/1/
   Income Fund                             7.53      5.32       5.04          5.81/1/
   Short-Term Investment Fund              3.86      3.83       3.22          3.65/1/
   Small Cap Growth Fund                 -30.70         -          -          5.06/2/
   International Equity Fund             -27.29         -          -          1.50/2/
   Socially Responsible Fund              -8.47         -          -          7.09/2/


Returns if money was withdrawn early, based on a $1,000 investment.


Variable Account                         1 Year    5 years   10 years     Since Inception
                                         ------    -------   --------     ---------------
   Equity Fund                           -12.98      2.11       8.61          8.72/1/
   Balanced Fund                          -7.89      4.01       7.83          8.13/1/
   Income Fund                            -0.97      5.32       5.04          5.81/1/
   Short-Term Investment Fund             -4.45      3.83       3.22          3.65/1/
   Small Cap Growth Fund                 -36.25         -          -          4.62/2/
   International Equity Fund             -33.11         -          -          1.07/2/
   Socially Responsible Fund             -15.79         -          -          6.64/2/

Public Shareholders                      1 Year    5 years   10 years     Since Inception
                                         ------    -------   --------     ---------------
   Equity Fund                            -4.21       3.42       9.99        10.11/1/
   S&P 500 Stock Index                   -11.88      10.70      12.94        13.08



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The average annual total rates of return assume contributions were made on the first business day of the period indicated.

Total return measures the past performance of each fund subaccount and does not represent the actual experience of investments made by a particular contract owner. The total return and principal value of an account will fluctuate. The value of an account may be worth more or less than its original cost, when redeemed, depending upon market fluctuations. Past performance does not guarantee future results of the subaccounts.

The average annual rates of return of each variable subaccount of the Annuity Alternatives contracts were adjusted for a 1.35 percent mortality and expense fee until March 1, 1999, when the fee was reduced to 1.25 percent. Annuity contracts issued prior to January 1984 have mortality and expense charges or sales fees that differ from those of the Annuity Alternatives contracts. Such other charges and fees do not exceed those reflected in the table above.

Annuity Alternatives contracts require a $25 annual maintenance charge on the contract anniversary when the contract value is less than $10,000. This charge, which is not reflected in the returns above, after the first contract year would reduce the total rates of return by 2.5 percent on a $1,000 investment or .5 percent on a $5,000 investment.

During the first five contract years, redemption charges range from 2 to 8 percent for the flexible premium contracts and 1 to 5 percent for single premium contracts. The average annual total returns with redemption are calculated using flexible premium redemption charges. Distributions from an annuity may be subject to federal taxes and a 10 percent IRS penalty if withdrawn before age 59-1/2.

On August 10, 2001, Bernstein Investment Research and Management Unit (Bernstein) replaced Zurich Scudder Investments, Inc. as the sub-adviser on the Socially Responsible Fund. Effective October 19, 2001, Small Cap Growth Fund employed a multi-manager strategy using two sub-advisers BlackRock Financial Management, Inc. and Mazama Capital Management.

Returns of the Horace Mann Mutual Funds in the above table are shown net of fund expenses. For the year ended December 31, 2001, the funds received credits on overnight cash balances resulting in a reduction of custody expenses. Commission credits were used to pay certain expenses for the Equity Fund from 1994 through December 31, 2001, and for the Balanced Fund from 1994 through January 19, 2000. For the year ended December 31, 2001, certain expenses were assumed/waived for all Funds. In addition, certain Balanced and Income Funds expenses were assumed/waived through 1987 and 1996, respectively. Certain Short-Term Investment Fund expenses have been assumed/waived since 1983. Certain expenses for the Small Cap Growth, International Equity, and Socially Responsible Funds have been assumed/waived since their inception, March 10, 1997. Assumed expenses and the use of credits resulted in higher actual returns and for some funds exceeded 1 percent depending on the expenses assumed. There is no guarantee that certain expenses will be assumed/waived or the use of credits will continue in the future.

/1/ Since inception for the Equity, Balanced, Income, and Short-Term Investment Funds refers to Nov. 1, 1989, the date Wellington Management Company, LLP became their investment adviser. Effective May 1, 1997, Wellington Management Company, LLP became the funds' sub-adviser. On March 1, 1999 Wilshire Associates, Inc. became the investment adviser for the Funds. Wilshire employs sub-advisers to manage the Funds.

/2/ Since inception for the Small Cap Growth, International Equity and Socially Responsible Funds refers to their beginning date, March 10, 1997. The investment sub-advisers are BlackRock Financial Management, Inc. and Mazama Capital Management for the Small Cap Growth Fund, Zurich Scudder Investments, Inc. for the International Equity Fund and Bernstein for the Socially Responsible Fund.

[LOGO OF WILSHIRE ASSOCIATES]                       WILSHIRE ASSOCIATES
                                                    1299 Ocean Avenue, Suite 700
                                                    Santa Monica, CA 90401-1085
                                                    TEL 310.451.3051
                                                    FAX 310.458.0520
                                                    www.wilshire.com

To the Shareholders of the Horace Mann Mutual Funds:

We appreciate this opportunity to report on the Horace Mann Mutual Funds and their performance in 2001. The importance of planning for retirement is critical, and we join Horace Mann in its commitment to helping you attain your retirement goals.

Wilshire constantly monitors each of the funds to ensure the most skilled sub-advisers are working to add value for you. We strive to help provide you with excellent investment options, and appreciate your continued confidence in our work as you plan for retirement.

Discussion of the capital markets in 2001

Results were mainly negative for equity investors. A series of interest rate reductions, which included an unprecedented 11th cut in December, were instituted to stimulate the economy. Despite these interest rate reductions, the economy's continued weakness dragged the stock markets into negative territory for the year. The retreat from equities benefited bond investors, however, and fixed income returns were generally positive. International markets were victim of slowing economic growth as well and followed U.S. markets lower.

Technology stocks, which led the markets to new highs in previous years, were hardest hit. Investors sought companies with a proven stream of steady earnings and avoided stocks with only recent revenue and profit growth. The result of this trend was the continuing downward spiral of these "new economy" stock prices during the year. In many instances, companies whose stock prices had risen astronomically as the technology boom drove markets higher, suffered heavily and fell to new lows. Growth stocks, generally characterized by high price-to-earnings (P/E) ratios, dropped sharply, with Internet and technology shares bearing the brunt of the market's wrath. The pessimistic outlook was exacerbated by the continued failure of companies to achieve earnings targets.

Many companies that were the darlings of the stock market two years ago fell victim to the slowdown. Many blue chip tech stocks, such as Cisco and Merck, companies with substantial profits and proven track records, experienced negative returns in which the stocks lost in excess of one-third of their value.

Value stocks performed better than growth stocks. Value stocks provided a defensive stance protecting investors against incurring future losses. While technology stocks may be out of favor in the short term, many of these companies remain in various investment portfolios because of their long-term viability and superior growth potential.

Funds Performance 2001

The following paragraphs describe the performance of the Horace Mann Mutual Funds over the past year:

Domestic Equity

The Equity Fund and the Socially Responsible Fund each outperformed its respective benchmark. The Small Cap Growth Fund encountered difficulty in an extreme environment.

     Equity Fund

     Investment management companies Bernstein Investment Research and Management Unit, Wellington Management Company, LLP and Mellon Equity Associates, LLP act as sub-advisers to the Fund. The combined management team outperformed the benchmark, preserving value for shareholders in a down market. The Fund's value-oriented approach focuses on companies with proven track records of stable earnings. The manager combination has been successful while providing diversification within a single fund. Since the management change in March 2000, the Equity Fund has achieved a favorable positive return while the benchmark, the S&P 500 Index, has lost significant value.

A key to the outperformance was effective stock selection. In addition, the fund took advantage of value stocks' strong performance versus growth stocks, which fell from favor. Although value stocks were out of favor during the technology boom of the late 1990s, they have outperformed growth stocks recently.

Microsoft and IBM posted strong earnings and outperformed the market to bolster the Fund's performance. However, the Equity Fund was not fully immune to the Internet and technology slump, as some holdings came under significant pressure. In particular, the Equity Fund was hurt by holdings in Cisco Systems and EMC Corporation, both bellwether stocks in the technology sector.

The Fund was able to offset technology losses by posting strong returns in more traditional industry categories such as Consumer Cyclicals. Winners in this category included Whirlpool Corporation and Zale Corporation.

The sub-advisers believe they have positioned the portfolio for a 2002 recovery. The economy has slowed and is showing some limited signs of recovery. The sub-advisers believe defensive stocks that exist within the value sectors may benefit from this current economic condition.

Socially Responsible Fund

Wilshire Associates elected to replace Zurich Scudder Investments as the sub-adviser despite what was a good year for this Fund. The team that had managed the portfolio since inception departed Scudder, and Wilshire hired Bernstein Investment Research & Management Unit as their replacement.

Like the Equity Fund, the Socially Responsible Fund is heavily invested in value stocks and benefited from their performance. The Fund's emphasis on value-oriented sectors, such as capital goods, contributed to the strong performance. In addition, strong stock selection in the mostly depressed technology sector benefited returns.

The portfolio profited from stable consumer spending -- retail holdings in the portfolio performed well --despite an overall weakening economic condition. Discount retailers posted consistent earnings and home improvement retailers experienced positive returns. Lowe's (up 18 percent), Federated Department Stores (up 28 percent) and Target Corporation (up 20 percent) boosted portfolio performance.

Communications companies provided safe haven to investors, particularly in light of Sept. 11 when businesses opted to use telecommunication rather than travel. AT&T, a strong performer within the Socially Responsible Fund, gained 22 percent. Transportation stocks fell drastically after Sept. 11 and continued to be a drag on performance. The Fund's focus on socially responsible companies detracted from performance slightly as many prohibited stocks had good years. A significant example is tobacco giant Philip Morris, who posted a generous 46 percent return.

Although 2001 was a down year in the stock market, the Socially Responsible Fund held up well. Bernstein Investment Research and Management Unit positioned the portfolio to take advantage of any recovery that may be forthcoming. The disciplined approach the manager uses in management of the portfolio should serve shareholders well in the coming year.

     Small Cap Growth Fund

     In October, Wilshire changed the manager mix of the Small Cap Growth Fund as Mazama Capital Management joined BlackRock Financial Management as sub-adviser to the Fund. This strategy provides investors a strong combination with a disciplined approach while offering diversification benefits. The Fund's results since the combination have stabilized, yet the environment continues to be difficult for small-cap growth stock investors.

     The Small Cap Growth Fund invests in the stocks of smaller companies that may possess greater growth potential than their larger equivalents. The Fund allows investors access to a sector of emerging companies that are ignored by funds focused on larger capitalization objectives. These stocks are typically more volatile than those of large companies, and may gain or lose a significant portion of their market value in a short amount of time. However, the potential for strong returns may be beneficial to investors with an above-average risk tolerance and long-time goals.

     It was a difficult year for the Fund as growth stocks fell from favor and investors grew wary of emerging companies. The Small Cap Growth Fund fell almost 30 percent while the Russell 2000 Growth Index fell more than 9 percent.

     The portfolio was helped by strong performance in the technology sector as Red Hat (up 50 percent), Pixelworks, Inc. (up 59 percent), and Digimarc (up 52 percent) advanced significantly. Additionally, gaming and entertainment technology boosted performance as Activision Inc. gained 104 percent and THQ Incorporated picked up 85 percent.

     The portfolio was hurt by the pharmaceutical sector, as the sub-advisers anticipated a boost in new biotech developments. However, this area did not produce the gains expected by management. Vertex Pharmaceuticals (down 66 percent) and Osi Pharmaceuticals (down 43 percent) were primary drags on the Fund's performance.

     Mazama selected stocks that excelled in the fourth quarter and positioned the portfolio to continue to take advantage of opportunities in the small-cap growth area, particularly in the technology sector. BlackRock believes the current portfolio construction is designed to capture the significant growth opportunities as they occur.

Domestic Fixed Income

During the year, the Income Fund and the Short-Term Investment Fund each outperformed their relevant benchmarks.

     The Income Fund

     Western Asset Management returned 8.9 percent to slightly outperform the Lehman Aggregate Index, which returned 8.4 percent. Western Asset held bonds with maturity dates greater than the average of their relevant benchmark index. Management's strategy stressed weathering short-term uncertainty by holding these longer duration bonds. Additionally, management favored intermediate- and long-term government bonds, high-quality corporate bonds and mortgage-backed bonds, such as those offered by Ginnie Mae and Freddie Mac. Approximately 50 percent of the Fund was invested in securities issued by various agencies of the U.S. government.

     In limited instances, management selected high-yield corporate debt and sovereign foreign bonds. The high-yield bonds added to the return of the Fund versus the benchmark. Western also found value in limited exposure to Emerging Markets bonds.

     The sub-adviser's favorable performance versus the benchmark was due to its holdings in highly rated credits. Management believes these will offer the best returns for investors in times of uncertainty. During the year, the Fund was hurt by its mortgage-backed holdings as these bonds underperformed the index.

     Western Asset is confident its strategy of holding longer-term bonds will benefit investors in 2002. Because management limits high-yield holdings to select issues, it mitigated losses experienced in this sector. If current market conditions continue, so will its conservative allocation to high yield corporate bonds in 2002.

     Short-Term Investment Fund

     This Fund generated reasonable returns in a year that experienced the most interest rate cuts in history. Short-term rates fell throughout the year and the Fund's yield to investors fell in concert with the Federal Reserve's actions. The Fund seeks to preserve invested capital and succeeded in outpacing inflation during the course of the year.

     Western emphasized short-term agency notes. This strategy allows the Fund to take advantage of yield opportunities while maintaining a high level of liquidity. The Fund will continue to be impacted by the Federal Reserve's interest rate policy.

Balanced Portfolios

     Balanced Fund

     The Balanced Fund is designed to provide a stock/bond mix that is appropriate for long-term investors. The Balanced Fund buys "units" of the Equity Fund -- 60 percent -- and the Income Fund -- 40 percent -- to replicate the target weightings.

     During the year, the Balanced Fund significantly outperformed its benchmark, a blend of the S&P 500 Index and Lehman Aggregate Index. The Fund was boosted by the solid performance of the Income Fund.

International Equity

Global markets fell dramatically in 2001 as a synchronized downturn occurred, largely because of slowing economic conditions in the United States. The International Equity Fund significantly underperformed its benchmark during 2001.

     International Equity Fund

     Just as strong performers in the domestic stock market returned previous years' gains, so, too, did the rising stars of the international markets retreat. International markets languished throughout the year as lowered expectations in domestic markets coupled with earnings disappointments globally spelled falling stock prices for investors. A strong dollar exacerbated the slowdown in foreign markets. Japan underperformed its Asian neighbors as the Pacific Rim market as a whole fell rapidly. Canada was a lone bright spot as its stocks performed well along with its strengthening dollar.

     The economic recovery in Japan never came to fruition despite continued governmental attempts to stimulate its recovery. Many European markets traded down for the year, as well. Finland led Europe lower as telecommunications stocks were badly hurt by the slowdown in consumer spending. While the Fund had a light exposure to technology, its tech investments in Europe constrained performance.

     The United Kingdom experienced pockets of growth in the retail sector as its consumers continued to spend at traditionally high rates. The Fund holds an underweighted position in the United Kingdom and was not able to fully capture these gains. The Fund's performance was hurt because of its focus on communications, which was under significant pressure during the year. Deutsche Telekom (down 47 percent) and Cable & Wireless (down 56 percent) were primary disappointments on the portfolio.

     Zurich Scudder, sub-adviser for the International Equity Fund, sees continued volatility in the markets for 2002. While the manager anticipates economic uncertainty to continue in 2002, the portfolio is offensively positioned with a modest overweight in information technology, materials and industrials. Zurich Scudder holds a long-term stance that Japan will recover and maintain a neutral position.

Final Comments

2001 was a troubling year in many respects for investors. The fragile economic condition was worsened by the attacks of Sept. 11. The performance of the stock market and the uncertainty of the economy in general were troubling short-term events. In light of the conditions that exist today, long-term diversification in your retirement portfolio is clearly necessary. The reversal of leadership in investment styles demonstrates this need for diversification. The emergence of value stocks rewarded investors who were diversified. Investors whose portfolio was diversified across the Horace Mann Mutual Funds gave themselves the opportunity to preserve capital in this down market.

We thank you for your continued confidence in the Horace Mann Mutual Funds. Wilshire strives to provide you with the best investment opportunities available, and we are committed to our long-term philosophy, a belief we share with Horace Mann.


/s/ Michael P. O'Keeffe                      /s/ Thomas M. Goodrum, Jr.

Michael P. O'Keeffe, CFA                     Thomas M. Goodrum, Jr., CFA
Managing Director & Principal                Vice President
Wilshire Associates Incorporated             Wilshire Associates Incorporated

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

Annual Report
December 31, 2001

Horace Mann Mutual Funds
Equity Fund
Balanced Fund
Income Fund
Short-Term Investment Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund

Board of Trustees
A.L. Gallop
Richard A. Holt
Richard D. Lang
Harriet A. Russell
George J. Zock, Chairman

Officers of the Funds
A. Thomas Arisman                       William Kelly
President                               Treasurer and Regulatory
Ann Caparros                            Compliance Officer
Secretary and
Ethics Compliance Officer               Linda L. Sacco
                                        Assistant Secretary

                                        Diane M. Barnett
                                        Tax Compliance Officer

--------------------------------------  ----------------------------------------
Administrator                           Investment Subadvisers
Horace Mann Investors, Inc.             Bernstein Investment Research and
#1 Horace Mann Plaza                    Management Unit
Springfield, IL 62715                   767 Fifth Avenue
                                        New York, NY 10153
Investment Adviser
Wilshire Associates Incorporated        BlackRock Financial Management, Inc.
1299 Ocean Avenue                       345 Park Avenue
Santa Monica, CA 90401-1085             New York, NY 10154-0010

Custodian                               Mazama Capital Management
State Street Bank and Trust Company     One South West Columbia
801 Pennsylvania Avenue                 Suite 1860
Kansas City, MO 64105                   Portland, OR 97258

Independent Auditors                    Mellon Equity Associates, LLP
KPMG LLP                                500 Grant Street, Suite 4200
303 East Wacker Drive                   Pittsburgh, PA 15258
Chicago, IL 60601
                                        Wellington Management Company, LLP
                                        75 State Street
                                        Boston, MA 02109

                                        Western Asset Management Company
                                        117 E. Colorado Blvd., Suite 600
                                        Pasadena, CA 91105

                                        Zurich Scudder Investments, Inc.
                                        345 Park Avenue
                                        New York, NY 10154-0010

Horace Mann Mutual Funds                                2001 Funds Annual Report


Financial Highlights

December 31, 2001

PER SHARE DATA

                                                                            Less Distribution From:
                  Net Asset                                 Total Income
Year                Value         Net       Net Realized    (Loss) From         Net         Net
Ended             Beginning   Investment   and Unrealized   Investments     Investment   Realized       Total
12/31             of Period    Income/1/   Gain (Loss)/1/   Operations/1/     Income      Gains     Distributions

EQUITY FUND/6/
-----------------------------------------------------------------------------------------------------------------

2001               $20.65        $0.21          $(1.08)        $(0.87)         $0.21      $  --         $0.21
2000                21.92         0.21           (1.23)         (1.02)          0.25         --          0.25
1999                24.34         0.26           (0.91)         (0.65)          0.25       1.52          1.77
1998                25.66         0.41            1.51           1.92           0.41       2.83          3.24
1997                23.76         0.40            5.09           5.49           0.39       3.20          3.59

BALANCED FUND/6/
-----------------------------------------------------------------------------------------------------------------
2001               $16.76        $0.65          $(0.41)         $0.24          $0.66      $  --        $ 0.66
2000                17.27         0.58           (0.42)          0.16           0.67         --          0.67
1999                18.90         0.62           (0.84)         (0.22)          0.63       0.78          1.41
1998                19.82         0.73            0.77           1.50           0.74       1.68          2.42
1997                18.94         0.65            2.92           3.57           0.62       2.07          2.69

INCOME FUND/5/
-----------------------------------------------------------------------------------------------------------------
2001               $12.39        $0.78          $ 0.33          $1.11          $0.85      $0.35         $1.20
2000                12.24         0.82            0.27           1.09           0.94         --          0.94
1999                13.24         0.76           (0.97)         (0.21)          0.79         --          0.79
1998                13.00         0.78            0.27           1.05           0.69       0.12          0.81
1997                12.69         0.81            0.39           1.20           0.85       0.04          0.89

/1/ The "Net Investment Income" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

/2/ The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

/3/ If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report


            RATIO/SUPPLEMENTAL DATA                                                Ratio to Average Net
                                                                                  Assets Before Waived &
                                                                                   Reimbursed Expenses
                                           Ratio of     Ratio of
Net Asset                   Net Assets     Expenses    Net Income   Portfolio                    Ratio of
Value End     Total       End of Period   to Average   to Average   Turnover    Ratio of      Net Investment
of Period   Return/2,3/  (in thousands)   Net Assets   Net Assets     Rate      Expenses/4/      Income/4/

------------------------------------------------------------------------------------------------------------

  $19.57    (4.21)%         $600,016         0.82%        1.04%       38.13%      0.87%            0.99%
   20.65    (4.64)           667,731         0.82         1.05       116.56       0.87             0.98
   21.92    (2.54)           625,133         0.73         1.09       205.70       0.79             1.04
   24.34     7.64            670,731         0.51         1.57        59.63         --               --
   25.66    23.45            598,502         0.53         1.50        54.56         --               --

------------------------------------------------------------------------------------------------------------
  $16.34     1.39%          $292,176         0.05%        3.79%        9.81%      0.05%            3.79%
   16.76     0.93            314,728         0.06         3.38       120.51       0.07             3.37
   17.27    (1.11)           402,539         0.75         3.30       155.53       0.77             3.28
   18.90     7.68            427,920         0.50         3.60        63.69         --               --
   19.82    19.04            387,110         0.51         3.12        77.54         --               --

------------------------------------------------------------------------------------------------------------
  $12.30     8.88%          $126,045         0.81%        5.96%      348.18%      0.88%            5.89%
   12.39     8.89            137,184         0.88         7.02       422.38       0.92             6.98
   12.24    (1.57)            13,175         0.99         5.83        33.09       1.03             5.79
   13.24     8.09             13,959         0.88         5.85        46.60         --               --
   13.00     9.42              9,658         0.92         6.09        96.80         --               --

/4/ Ratios of Expenses to Average Net Assets do not reflect commissions credits and earnings credits on cash balances.

/5/ Certain expenses for the Income Fund were assumed or waived by Horace Mann Investors, Inc. for years ending December 31, 1999, 2000 and 2001.


/6/ Certain expenses for the Equity and Balanced Funds were assumed or waived by Horace Mann Investors, Inc. for the years ending December 31, 1999, 2000 and 2001.

Horace Mann Mutual Funds                                2001 Funds Annual Report

Financial Highlights (concluded)

December 31, 2001

PER SHARE DATA

                                                                             Less Distribution From:
                    Net Asset       Net                      Total Income
Year                  Value     Investment    Net Realized    (Loss) From       Net         Net
Ended               Beginning    Income/1/   and Unrealized   Investments    Investment   Realized       Total
12/31               of Period     (Loss)      Gain (Loss)/1/  Operations/1/    Income      Gains     Distributions
SHORT-TERM FUND/4/
------------------------------------------------------------------------------------------------------------------
2001                  $ 9.92       $0.39         $0.12          $0.51          $0.33       $0.02         $0.35
2000                    9.89        0.57          0.01           0.58           0.55          --          0.55
1999                    9.98        0.47          0.01           0.48           0.56        0.01          0.57
1998                    9.99        0.49          0.01           0.50           0.51          --          0.51
1997                   10.03        0.51            --           0.51           0.55          --          0.55

SMALL CAP
GROWTH FUND/5/
------------------------------------------------------------------------------------------------------------------
2001                  $17.31     $(0.12)        $(5.04)        $(5.16)          $ --       $  --         $  --
2000                   19.76      (0.12)         (2.03)         (2.15)            --        0.30          0.30
1999                   12.38      (0.15)          8.96           8.81             --        1.43          1.43
1998                   11.70      (0.07)          0.75           0.68             --          --            --
1997                   10.00      (0.02)          1.72           1.70             --          --            --

INTERNATIONAL
EQUITY FUND/5/
------------------------------------------------------------------------------------------------------------------
2001                  $14.27       $  --        $(3.75)        $(3.75)         $  --       $  --         $  --
2000                   17.52        0.03         (3.10)         (3.07)            --        0.18          0.18
1999                   12.13        0.08          6.18           6.26           0.03        0.84          0.87
1998                   10.27        0.11          1.84           1.95           0.09          --          0.09
1997                   10.00        0.08          0.27           0.35           0.08          --          0.08

SOCIALLY
RESPONSIBLE FUND/5/
------------------------------------------------------------------------------------------------------------------
2001                  $14.11       $0.14        $(1.17)        $(1.03)         $0.14       $0.19         $0.33
2000                   13.81        0.13          1.07           1.20           0.14        0.76          0.90
1999                   12.99        0.17          0.91           1.08           0.14        0.12          0.26
1998                   12.10        0.27          0.91           1.18           0.17        0.12          0.29
1997                   10.00        0.10          2.20           2.30           0.10        0.10          0.20

/1/ The "Net Investment Income (Loss)" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

/2/ The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

/3/ If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report


           RATIO/SUPPLEMENTAL DATA                                                     Ratio to Average Net
                                                                                      Assets Before Waived &
                                                                                        Reimbursed Expenses
                                          Ratio of       Ratio of
Net Asset                  Net Assets     Expenses   Net Income (Loss)  Portfolio                   Ratio of
Value End     Total      End of Period   to Average     to Average      Turnover     Ratio of    Net Investment
of Period  Return/2,3/   (in thousands)  Net Assets     Net Assets        Rate      Expenses/7/    Income/7/
---------------------------------------------------------------------------------------------------------------
 $10.08         5.17%       $ 2,796         0.33%           4.20%             --       1.36%           3.17%
   9.92         5.81          1,982         0.49            5.62              --       1.81            4.30
   9.89         4.77          1,743         0.32            4.71              --       1.90            3.13
   9.98         4.97          1,331         0.69            4.78              --       2.59            2.88
   9.99         5.09          1,151         0.50            4.98              --       2.52            2.96
---------------------------------------------------------------------------------------------------------------
 $12.15       (29.81)%      $58,437         1.54%          (1.14)%        318.83%      1.71%          (1.31)%
  17.31       (10.84)        83,597         1.50           (0.57)         233.11       1.67           (0.74)
  19.76        71.55         60,497         1.50           (1.03)         172.20       1.64           (1.17)
  12.38         5.81         28,655         1.11           (0.59)         168.31       1.75           (1.23)
  11.70        17.01/6/      16,525         0.78           (0.19)          91.49       1.44           (0.85)
---------------------------------------------------------------------------------------------------------------
 $10.52       (26.35)%      $33,544         1.53%           0.00%         103.42%      1.54%          (0.01)%
  14.27       (17.51)        42,689         1.47            0.18           69.30       1.51            0.14
  17.52        51.83         26,403         1.30            0.53           77.74       1.69            0.14
  12.13        18.95         10,311         1.03            0.99           57.71       2.06           (0.04)
  10.27         3.46/6/       5,214         0.46            1.29           31.99       1.82           (0.07)
---------------------------------------------------------------------------------------------------------------
 $12.75        (7.30)%      $71,644         1.04%           1.05%         141.96%      1.20%           0.89%
  14.11         8.79         76,011         1.07            0.96           99.11       1.20            0.83
  13.81         8.39         59,533         1.00            1.28           60.46       1.12            1.16
  12.99         9.80         35,564         0.64            2.10           41.63       1.12            1.62
  12.10        23.04/6/       9,213         0.49            1.65           20.85       1.16            0.98

/4/ Certain expenses for the Short-Term Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 2001.

/5/ Certain expenses for the Small Cap Growth, International Equity and Socially Responsible Funds were assumed or waived by Horace Mann Investors, Inc. since their inception, March 10, 1997.

/6/  The returns are not annualized.

/7/ Ratios of Expenses to Average Net Assets do not reflect earnings credits on cash balances.

Horace Mann Mutual Funds                                2001 Funds Annual Report

Cash & Other
Net Assets 1.1%

Common & Preferred
   Stock 98.9%

[PIE CHART APPEARS HERE]

Statement of Investments
Equity Fund

December 31, 2001

                                                            Number of     Market
                                                             Shares       (000)
--------------------------------------------------------------------------------
COMMON STOCK  Aerospace 1.35%

                 Boeing Co.                                  82,400     $ 3,195
                 Goodrich Corp.                              52,800       1,406
                 Lockheed Martin Corp.                       40,700       1,899
                 United Technologies Corp.                   24,500       1,583
              ------------------------------------------------------------------
                                                                          8,083

              Apparel 0.69%

                 Jones Apparel Group, Inc.*                  38,900       1,290
                 Nike, Inc.                                  17,100         962
                 VF Corp.                                    48,400       1,888
              ------------------------------------------------------------------
                                                                          4,140

              Automotive 1.39%

                 Cooper Tire & Rubber Co.                    31,800         507
                 Dana Corp.                                  64,700         898
                 Ford Motor Co.                              58,447         919
                 Genuine Parts Co.                           70,600       2,591
                 Goodyear Tire & Rubber Co.                  65,600       1,562
                 Lear Corp.*                                 30,200       1,152
                 Magna International, Inc.                   11,500         730
              ------------------------------------------------------------------
                                                                          8,359

              Banks & Financial Services 17.84%

                 Americredit Corp.*                          17,300         546
                 AmSouth Bancorporation                     135,600       2,563
                 Bank of America Corp.                      143,300       9,021
                 Bank of New York Company, Inc.              11,300         461
                 Bank One Corp.                             145,200       5,670
                 Bear Stearns Companies, Inc.                26,500       1,554
                 Charter One Financial, Inc.                 80,640       2,189
                 Citigroup, Inc.                            389,781      19,676
                 Countrywide Credit Industries, Inc.         26,000       1,065
                 Federal Home Loan Mortgage Corp.            14,600         955
                 Federal National Mortgage Association       29,800       2,369
                 First Tennessee National Corp.              27,600       1,001
                 FleetBoston Financial Corp.                 96,401       3,519
                 Golden West Financial Corp.                 23,600       1,389
                 Goldman Sachs Group, Inc.                   23,100       2,143
                 Greenpoint Financial Corp.                  22,400         801
                 Household International, Inc.               25,000       1,449
                 J.P. Morgan Chase & Co.                    136,290       4,954
                 KeyCorp                                    125,300       3,050
                 Lehman Brothers Holdings, Inc.              42,900       2,866
                 MBNA Corp.                                  49,700       1,749
                 Merrill Lynch & Company, Inc.               87,400       4,555
                 Morgan Stanley Dean Witter & Co.            25,700       1,438
                 National City Corp.                         86,300       2,523
                 North Fork Bancorporation                   28,900         925
                 Regions Financial Corp.                     48,500       1,457
                 Southtrust Corp.                           148,600       3,657
                 State Street Corp.                           8,500         444
                 SunTrust Banks, Inc.                        23,400       1,467
                 Union Planters Corp.                        74,900       3,380
                 U.S. Bancorp                               235,367       4,926

              See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                    Equity Fund

                    December 31, 2001


                                                                     Number of     Market
                                                                       Shares       (000)
------------------------------------------------------------------------------------------
COMMON STOCK           Wachovia Corp.                                 128,100    $  4,017
 (continued)           Washington Mutual, Inc.                        107,700       3,522
                       Wells Fargo & Co.                              111,700       4,853
                       Zions Bancorporation                            17,300         909
                    ----------------------------------------------------------------------
                                                                                  107,063
                    Business Machines 2.74%
                       Dell Computer Corp.*                            61,100       1,659
                       Hewlett-Packard Co.                            241,100       4,952
                       International Business Machines Corp.           73,100       8,842
                       Xerox Corp.                                     97,200       1,013
                    ----------------------------------------------------------------------
                                                                                   16,466
                    Business Services 2.15%
                       Accenture Ltd.*                                 41,600       1,120
                       AOL-Time Warner, Inc.*                         183,100       5,877
                       Automatic Data Processing, Inc.                 46,400       2,733
                       Electronic Data Systems Corp.                   39,000       2,673
                       ITT Educational Services, Inc.*                 14,000         516
                    ----------------------------------------------------------------------
                                                                                   12,919
                    Chemicals 3.05%
                       Air Products & Chemicals, Inc.                  19,500         915
                       Cabot Corp.                                     27,500         982
                       Dow Chemical Co.                               127,598       4,310
                       Du Pont (E.I.) de Nemours & Co.                130,500       5,547
                       Eastman Chemical Co.                            32,700       1,276
                       Lubrizol Corp.                                  22,400         786
                       PPG Industries, Inc.                            16,000         828
                       Praxair, Inc.                                   21,000       1,160
                       Sherwin Williams Co.                            67,300       1,851
                       Sigma-Aldrich Corp.                             16,600         654
                    ----------------------------------------------------------------------
                                                                                   18,309
                    Communication Equipment & Services 5.66%
                       AT&T Corp.                                     156,100       2,832
                       AT&T Wireless Services, Inc.*                   59,502         855
                       BellSouth Corp.                                 58,700       2,239
                       Garmin Ltd.*                                    17,400         368
                       Nokia Corp.                                     20,600         505
                       Nortel Networks Corp.                            5,300          40
                       Qwest Communications International, Inc.*      174,000       2,459
                       SBC Communications, Inc.                       191,000       7,481
                       Sprint Corp.                                    65,300       1,311
                       Tellabs, Inc.*                                  95,700       1,431
                       Verizon Communications, Inc.                   166,958       7,924
                       WorldCom Group*                                463,750       6,530
                    ----------------------------------------------------------------------
                                                                                   33,975
                    Computer Software & Services 5.00%
                       Adaptec, Inc.*                                  34,600         502
                       Apple Computer, Inc.*                           39,000         854
                       Check Point Software*                           10,000         399
                       Cisco Systems, Inc.*                           294,300       5,330
                       Compuware Corp.*                                64,800         764
                       EMC Corp.*                                      81,700       1,098
                       IMS Health, Inc.                                29,700         579
                       Ingram Micro, Inc. - A*                         58,000       1,005

                    See notes to the financial statements.                    17

Horace Mann Mutual Funds                                2001 Funds Annual Report

              Equity Fund

              December 31, 2001

                                                              Number of     Market
                                                               Shares        (000)
----------------------------------------------------------------------------------
COMMON STOCK     Microsoft Corp.*                             211,400     $ 14,005
(continued)      NCR Corp.*                                    15,400          568
                 Oracle Corp.*                                177,700        2,454
                 Quantum-DLT & Storage Systems Group*          95,300          939
                 Tech Data Corp.*                              21,400          923
                 VeriSign, Inc.*                               15,667          596
              --------------------------------------------------------------------
                                                                            30,016

              Construction 0.22%
                 Centex Corp.                                   9,300          531
                 Lennar Corp.                                  16,500          773
              --------------------------------------------------------------------
                                                                             1,304

              Consumer Products 3.88%
                 Archer Daniels Midland Co.                   168,500        2,418
                 ConAgra Foods, Inc.                          147,200        3,499
                 Crown Cork & Seal Company, Inc.               54,300          138
                 Fortune Brands, Inc.                          66,600        2,637
                 Gillette Co. (The)                            47,100        1,573
                 Mohawk Industries, Inc.*                       8,200          450
                 Newell Rubbermaid, Inc.                       70,600        1,946
                 Owens-Illinois, Inc.*                         61,500          614
                 Philip Morris Companies, Inc.                168,300        7,717
                 Procter & Gamble Co. (The)                    29,100        2,303
              --------------------------------------------------------------------
                                                                            23,295

              Electronic Equipment & Services 4.15%
                 Acuity Brands, Inc.                           24,900          301
                 Arrow Electronics, Inc.*                      40,300        1,205
                 Avnet, Inc.                                   47,900        1,220
                 AVX Corp.                                     33,800          797
                 Cooper Industries, Inc.                       36,000        1,257
                 Intel Corp.                                  210,300        6,612
                 Intersil Corp.*                               13,500          435
                 ITT Industries, Inc.                          40,400        2,040
                 Maxim Integrated Products, Inc.*               7,800          410
                 Motorola, Inc.                               227,300        3,414
                 Novellus Systems, Inc.*                       32,000        1,262
                 Rockwell International Corp.                  49,300          880
                 Solectron Corp.*                             220,800        2,491
                 Texas Instruments, Inc.                       51,100        1,431
                 Thomas & Betts Corp.                          23,700          501
                 Vishay Intertechnology, Inc.*                 33,200          647
              --------------------------------------------------------------------
                                                                            24,903

              Energy 8.45%
                 Amerada Hess Corp.                            43,800        2,737
                 Ashland, Inc.                                 38,800        1,788
                 BJ Services Co.*                              28,500          925
                 ChevronTexaco Corp.                           98,759        8,850
                 CONSOL Energy, Inc.                           36,700          912
                 Devon Energy Corp.                            14,300          553
                 Ensco International, Inc.                     36,000          895
                 Equitable Resources, Inc.                      8,800          300
                 Exxon Corp.                                  508,100       19,968
                 Newfield Exploration Co.*                     18,700          664
                 Noble Drilling Corp.*                         24,200          824

               See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

               Equity Fund

               December 31, 2001

                                                                   Number of     Market
                                                                    Shares       (000)
---------------------------------------------------------------------------------------
COMMON STOCK      Occidental Petroleum Corp.                        14,100      $   374
(continued)       Phillips Petroleum Co.                            65,400        3,941
                  Royal Dutch Petroleum Co.                         65,600        3,216
                  Schlumberger Ltd.                                 47,200        2,594
                  Ultramar Diamond Shamrock Corp.                   11,600          574
                  USX-Marathon Group                                30,000          900
                  Valero Energy Corp.                               18,100          690
               ------------------------------------------------------------------------
                                                                                 50,705

               Entertainment & Recreation 0.71%
                  Starwood Hotels & Resorts Worldwide, Inc. - B     28,100          839
                  Viacom, Inc. - B*                                 76,881        3,394
               ------------------------------------------------------------------------
                                                                                  4,233

               Food & Beverage 2.70%
                  Brinker International, Inc.*                      30,450          906
                  Coca-Cola Co.                                     86,100        4,060
                  Darden Restaurants, Inc.                          28,300        1,002
                  Dean Foods Co.*                                    6,349          433
                  McDonald's Corp.                                  68,100        1,803
                  PepsiCo, Inc.                                     74,200        3,613
                  Sara Lee Corp.                                    92,700        2,060
                  Tyson Foods, Inc.                                199,200        2,301
               ------------------------------------------------------------------------
                                                                                 16,178

               Health Care & Pharmaceuticals 8.35%
                  Abbott Laboratories                              158,000        8,809
                  American Home Products Corp.                      72,900        4,473
                  Amgen, Inc.*                                      30,900        1,744
                  Bristol-Myers Squibb Co.                          30,900        1,576
                  Cardinal Health, Inc.                              6,600          427
                  Eli Lilly & Co.                                   21,600        1,696
                  HCA-Healthcare Co.                                43,200        1,665
                  HEALTHSOUTH Corp.*                                43,600          646
                  Johnson & Johnson                                 84,200        4,976
                  Merck & Company, Inc.                             90,700        5,333
                  Pfizer, Inc.                                     220,150        8,773
                  Pharmacia Corp.                                  112,548        4,800
                  Schering-Plough Corp.                            111,400        3,989
                  Tenet Healthcare Corp.*                           20,700        1,216
               ------------------------------------------------------------------------
                                                                                 50,123

               Insurance 5.88%
                  Allstate Corp.                                    36,600        1,233
                  AMBAC Financial Group, Inc.                       12,100          700
                  American International Group, Inc.               101,425        8,053
                  Aon Corp.                                         57,900        2,057
                  Berkshire Hathaway, Inc. - A*                         33        2,495
                  Chubb Corp.                                       31,300        2,160
                  CIGNA Corp.                                       10,300          954
                  Health Net, Inc.*                                 51,100        1,113
                  John Hancock Financial Services, Inc.             13,300          549
                  Loews Corp.                                       10,600          587
                  Marsh & McLennan Companies, Inc.                  35,800        3,847
                  MBIA, Inc.                                        48,600        2,606
                  MGIC Investment Corp.                             22,500        1,389
                  Radian Group, Inc.                                17,600          756

               See notes to the financial statements.
                                                                              19

Horace Mann Mutual Funds                                2001 Funds Annual Report

                Equity Fund

                December 31, 2001

                                                                  Number of     Market
                                                                    Shares       (000)
--------------------------------------------------------------------------------------

COMMON STOCK      St. Paul Companies, Inc.                          30,100     $ 1,323
(continued)       Torchmark Corp.                                   77,800       3,060
                  WellPoint Health Networks, Inc.*                   7,400         865
                  XL Capital Ltd.                                   16,700       1,526
                ----------------------------------------------------------------------
                                                                                35,273

                Manufacturing (Diversified) 6.46%
                   Black & Decker Corp.                             23,400         883
                   Briggs & Stratton Corp.                           9,400         401
                   Caterpillar, Inc.                                25,800       1,348
                   Dover Corp.                                      22,800         845
                   Emerson Electric Co.                             22,400       1,279
                   Engelhard Corp.                                  26,300         728
                   FMC Corp.*                                       23,200       1,380
                   General Electric Co.                            369,300      14,801
                   General Motors Corp.                             23,500       1,142
                   Honeywell International, Inc.                    38,700       1,309
                   Illinois Tool Works, Inc.                        13,800         935
                   Johnson Controls, Inc.                            6,300         509
                   Leggett & Platt, Inc.                            80,100       1,842
                   Minnesota Mining & Manufacturing Co.             17,000       2,010
                   SPX Corp.*                                        5,400         739
                   Tyco International Ltd.                         112,169       6,607
                   Whirlpool Corp.                                  27,300       2,002
                ----------------------------------------------------------------------
                                                                                38,760

                Media & Media Services 2.21%
                   Clear Channel Communications, Inc.*              25,600       1,303
                   Fox Entertainment Group, Inc.*                   34,100         905
                   Gannett Company, Inc.                            62,400       4,195
                   Liberty Media Corp. - A*                        209,500       2,933
                   Readers Digest Association, Inc.                 23,800         549
                   Tribune Co.                                      26,300         984
                   USA Networks, Inc.*                              47,000       1,284
                   Westwood One, Inc.*                              36,600       1,100
                ----------------------------------------------------------------------
                                                                                13,253
                Metals & Mining 0.62%
                   Aluminum Co. of America                         104,700       3,722

                Paper & Forest Products 2.28%
                   Georgia-Pacific Corp.                            46,047       1,271
                   International Paper Co.                          39,312       1,586
                   Kimberly-Clark Corp.                             66,000       3,947
                   Louisana-Pacific Corp.                           65,800         555
                   Mead Corp.                                       42,100       1,300
                   Smurfit-Stone Container Corp.*                   89,100       1,422
                   Sonoco Products Co.                              41,800       1,111
                   Temple-Inland, Inc.                              22,900       1,299
                   Westvaco Corp.                                   41,100       1,169
                ----------------------------------------------------------------------
                                                                                13,660
                Railroad & Shipping 1.86%
                   Burlington Northern Santa Fe Corp.              117,300       3,347
                   CSX Corp.                                        69,700       2,443
                   Norfolk Southern Corp.                          117,400       2,152
                   Teekay Shipping Corp.                            20,300         707
                   Union Pacific Corp.                              43,600       2,485
                ----------------------------------------------------------------------
                                                                                11,134

               See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                    Equity Fund
                    December 31, 2001

                                                          Number of    Market
                                                           Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK        Retail 5.08%
(concluded)           CVS Corp.                             60,700    $  1,797
                      Federated Department Stores, Inc.*    58,500       2,393
                      Home Depot, Inc.                      82,800       4,224
                      J.C. Penney Company, Inc.             23,100         621
                      Kroger Co.*                           30,500         637
                      May Department Stores Co. (The)       66,400       2,455
                      Safeway, Inc.*                        39,700       1,657
                      Sears, Roebuck and Co.                77,300       3,683
                      Supervalu, Inc.                       57,200       1,265
                      Talbot's, Inc.                        23,700         859
                      Wal-Mart Stores, Inc.                175,000      10,071
                      Winn Dixie Stores, Inc.               58,600         835
                    ------------------------------------------------------------
                                                                        30,497

                    Transportation 0.37%
                      FedEx Corp.*                          15,100         783
                      SouthWest Airlines Co.                77,300       1,429
                    ------------------------------------------------------------
                                                                         2,212

                    Utilities 5.47%
                      Allegheny Energy, Inc.                19,300         699
                      Ameren Corp.                          53,700       2,272
                      American Electric Power, Inc.         56,220       2,447
                      Cinergy Corp.                         66,700       2,230
                      Consolidated Edison, Inc.             58,800       2,373
                      Constellation Energy Group, Inc.      28,800         765
                      DTE Energy Co.                        20,100         843
                      El Paso Energy Corp.                  44,000       1,963
                      Exelon Corp.                          39,200       1,877
                      FPL Group, Inc.                       58,400       3,294
                      KeySpan Corp.                         14,600         506
                      Mirant Corp.*                         35,300         566
                      PG&E Corp.                            74,800       1,439
                      Pinnacle West Capital Corp.           30,100       1,260
                      PPL Corp.                             25,900         903
                      Progress Energy, Inc.                 12,000         540
                      Reliant Energy, Inc.                  41,800       1,109
                      Sempra Energy                         33,400         820
                      TXU Corp.                             22,500       1,061
                      Western Resources, Inc.               39,400         678
                      Williams Companies, Inc.              34,300         875
                      Wisconsin Energy Corp.                48,300       1,090
                      Xcel Energy, Inc.                    115,450       3,203
                    ------------------------------------------------------------
                                                                        32,813

                    Waste Management 0.34%
                      Allied Waste Industries, Inc.*        37,800         531
                      Republic Services, Inc. - A*          27,100         541
                      Waste Management, Inc.                29,900         954
                    ------------------------------------------------------------
                                                                         2,026

                    Total Common Stock 98.90%                          593,421
                      (Cost $602,311)
                    ============================================================

                    See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

               Statement of Investments (concluded)
               Equity Fund

               December 31, 2001

                                                                                    Principal
                                                               Rate     Maturity     Amount         Market
                                                                          Date       (000)          (000)
----------------------------------------------------------------------------------------------------------
SHORT-TERM      Paribas -- Repurchase Agreement
INVESTMENTS        (secured by $2,101 US Treasury Bond,
                   7.25%,  08/15/22)                           1.67%    01/02/02      $ 2,041     $  2,041
                State Street Bank--Repurchase Agreement
                   (secured by $466 US Treasury Note,
                   5.625%, 11/30/02)                           0.85%    01/02/02          455          455
                State Street Bank--Repurchase Agreement
                   (secured by $3,715 US Treasury Bill,
                   1.64%, 05/02/02)                            0.85%    01/02/02        3,638        3,638
                ------------------------------------------------------------------------------------------
                Total Short-Term Investments 1.02%                                                   6,134
                   (Cost $6,134)
                ==========================================================================================

                Total Investments 99.92%                                                           599,555
                   (Cost $608,445)
                Cash and Other Assets in
                   Excess of 0.08%                                                                     461
                ------------------------------------------------------------------------------------------
                Net Assets 100.00%                                                                $600,016
                ==========================================================================================

                *  Non-income producing during the year ended December 31, 2001 as this security did not pay dividends.


                See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                    Statement of Investments
                    Balanced Fund

                    December 31, 2001

                    [PIE CHART APPEARS HERE]
                    Investments, Cash & Other
                    Net Assets 100%

                                                          Number of       Market
                                                           Shares         (000)
--------------------------------------------------------------------------------
INVESTMENTS         Horace Mann Equity Fund             9,180,496       $179,662
                    Horace Mann Income Fund             9,110,774        112,063
                    ------------------------------------------------------------

                    Total Investments 99.85%                             291,725
                      (Cost $304,935)

                    Cash and Other Assets in
                      Excess of Liabilities 0.15%                            451
                    ------------------------------------------------------------
                    Net Assets 100.00%                                  $292,176
                    ============================================================

See notes to the financial statements.                                        23

Horace Mann Mutual Funds                                2001 Funds Annual Report

                    Statement of Investments
                    Income Fund

                    December 31, 2001

                    [PIE CHART APPEARS HERE]
                    U.S. & Foreign Corporate
                    Bonds/Notes, Cash & Other
                    Net Assets 37.8%

                    U.S. & Foreign Government &
                    Agency Obligations 62.2%

                                                                                      Number of   Market
                                                                                        Shares     (000)
---------------------------------------------------------------------------------------------------------
COMMON  STOCK       Food & Beverage 0.01%
                      Aurora Foods, Inc.*                                               1,771        $ 9
                    -------------------------------------------------------------------------------------

                    Total Common Stock 0.01%                                                           9
                      (Cost $5)

                                                                                      Principal
                                                                 Rate     Maturity     Amount     Market
                                                                            Date       (000)       (000)
---------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN    Treasury Bonds/Notes
GOVERNMENT            United States Treasury Bond                3.38%    04/15/32    $ 1,722    $ 1,698
AND AGENCY            United States Treasury Bond                3.63%    04/15/28        549        560
OBLIGATIONS           United States Treasury Bond                3.88%    04/15/29      5,276      5,618
                      United States Treasury Bond                6.75%    08/15/26        100        113
                      United States Treasury Bond/\              5.82%    11/15/27      2,400        533
                      United States Treasury Notes               3.50%    11/15/06        220        212
                      United States Treasury Notes               5.75%    08/15/10         70         73
                      United States Treasury Strip/\             5.91%    05/15/17        870        348
                      United States Treasury Strip/\             4.57%    11/15/21      2,790        856

                    U.S. Government Agencies
                      Federal Home Loan Banks                    5.91%    03/27/08      1,000      1,039
                      Federal Home Loan Banks                    5.93%    04/09/08        100        104

                      Federal Home Loan Mortgage Corp.           5.50%    09/15/11        480        470
                      Federal Home Loan Mortgage Corp.           5.88%    03/21/11        480        474
                      Federal Home Loan Mortgage Corp.#          6.50%    12/01/99      2,200      2,203
                      Federal Home Loan Mortgage Corp.           6.75%    03/15/31      2,250      2,386

                      Federal National Mortgage Association      5.38%    11/15/11         40         39
                      Federal National Mortgage Association      6.25%    02/01/11        420        427
                      Federal National Mortgage Association      6.32%    03/16/09        150        152
                      Federal National Mortgage Association      6.63%    11/15/10        600        638

                    Mortgage-Backed Securities
                      (U.S. Government Agencies)
                      Federal National Mortgage Association      5.85%    01/01/09        196        198
                      Federal National Mortgage Association      5.98%    01/01/09        164        167
                      Federal National Mortgage Association      6.00%    06/01/18        757        757
                      Federal National Mortgage Association      6.00%    12/01/18        104        104
                      Federal National Mortgage Association      6.00%    01/01/19        115        115
                      Federal National Mortgage Association#     6.00%    12/01/99      1,600      1,564
                      Federal National Mortgage Association      6.21%    08/01/08        526        543
                      Federal National Mortgage Association      6.23%    07/01/08         96         99
                      Federal National Mortgage Association      6.23%    01/01/09        183        185
                      Federal National Mortgage Association      6.25%    07/01/08        548        567

                    See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

Income Fund

December 31, 2001

                                                                                     Principal
                                                                 Rate    Maturity     Amount      Market
                                                                           Date       (000)       (000)
--------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN    Federal National Mortgage Association        6.27%   06/01/08     $   96      $  100
GOVERNMENT          Federal National Mortgage Association        6.31%   07/01/08         67          70
AND AGENCY          Federal National Mortgage Association        6.34%   06/01/08        115         120
OBLIGATIONS         Federal National Mortgage Association        6.42%   06/01/08        144         150
(continued)         Federal National Mortgage Association        6.44%   01/01/08        330         344
                    Federal National Mortgage Association        6.47%   02/01/08        249         260
                    Federal National Mortgage Association        6.50%   01/01/08         60          63
                    Federal National Mortgage Association        6.50%   11/01/12        431         441
                    Federal National Mortgage Association        6.50%   06/01/29        879         881
                    Federal National Mortgage Association        6.50%   07/01/29      2,546       2,551
                    Federal National Mortgage Association        6.50%   08/01/29        901         902
                    Federal National Mortgage Association        6.50%   02/01/30        426         426
                    Federal National Mortgage Association        6.50%   03/01/30        804         805
                    Federal National Mortgage Association#       6.50%   12/01/99        900         900
                    Federal National Mortgage Association        6.51%   01/01/08         41          43
                    Federal National Mortgage Association        6.58%   01/01/08         49          52
                    Federal National Mortgage Association        6.62%   12/01/07        196         206
                    Federal National Mortgage Association        6.62%   01/01/08         67          71
                    Federal National Mortgage Association        6.79%   11/01/07        537         570
                    Federal National Mortgage Association        6.85%   10/01/07        931         989
                    Federal National Mortgage Association        7.00%   08/01/19        215         221
                    Federal National Mortgage Association        7.00%   04/01/30        350         356
                    Federal National Mortgage Association        7.00%   05/01/30        757         772
                    Federal National Mortgage Association        7.04%   07/01/06        495         529
                    Federal National Mortgage Association        7.10%   10/01/09         67          72
                    Federal National Mortgage Association        7.50%   10/01/22        157         164
                    Federal National Mortgage Association        7.50%   07/01/23         74          77
                    Federal National Mortgage Association        7.50%   04/01/30      2,545       2,626
                    Federal National Mortgage Association        7.75%   04/01/17         46          48
                    Federal National Mortgage Association        8.00%   08/01/14        200         211
                    Federal National Mortgage Association        8.00%   10/01/14         13          13
                    Federal National Mortgage Association        8.00%   01/01/17         15          16
                    Federal National Mortgage Association        8.00%   08/01/29        431         452
                    Federal National Mortgage Association        8.00%   03/01/30        541         567
                    Federal National Mortgage Association        8.00%   04/01/30      1,391       1,457
                    Federal National Mortgage Association        8.50%   09/01/14        125         134
                    Federal National Mortgage Association        8.50%   01/01/15         28          30
                    Federal National Mortgage Association        8.50%   03/01/15         84          89
                    Federal National Mortgage Association        8.50%   03/01/30        266         283
                    Federal National Mortgage Association        8.75%   02/01/10         92          98
                    Federal National Mortgage Association       10.25%   07/01/13          2           2

                    Government National Mortgage Association     6.00%   02/15/14         45          45
                    Government National Mortgage Association     6.00%   03/15/14        167         168
                    Government National Mortgage Association#    6.00%   12/15/99      1,900       1,865
                    Government National Mortgage Association     6.50%   12/15/12         87          90
                    Government National Mortgage Association     6.50%   02/15/13        152         156
                    Government National Mortgage Association     6.50%   05/15/13        271         279
                    Government National Mortgage Association     6.50%   08/15/13        155         159
                    Government National Mortgage Association     6.50%   10/15/13         81          84
                    Government National Mortgage Association     6.50%   02/15/14        109         112

                    See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                        Income Fund

                        December 31, 2001

                                                                                        Principal
                                                                     Rate   Maturity    Amount    Market
                                                                              Date       (000)     (000)
---------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        Government National Mortgage Association     6.50%  03/15/28     $ 112     $ 112
GOVERNMENT              Government National Mortgage Association     6.50%  04/15/28       242       243
AND AGENCY              Government National Mortgage Association     6.50%  06/15/28       203       204
OBLIGATIONS             Government National Mortgage Association     6.50%  07/15/28       196       197
(continued)             Government National Mortgage Association     6.50%  08/15/28       406       408
                        Government National Mortgage Association     6.50%  09/15/28       140       141
                        Government National Mortgage Association     6.50%  10/15/28        20        20
                        Government National Mortgage Association     6.50%  11/15/31       458       459
                        Government National Mortgage Association#    6.50%  12/15/99    12,100    12,142
                        Government National Mortgage Association     7.00%  08/15/28        32        32
                        Government National Mortgage Association#    7.00%  12/15/99     5,800     5,923
                        Government National Mortgage Association     7.50%  01/15/23       316       329
                        Government National Mortgage Association     7.50%  02/15/23         9        10
                        Government National Mortgage Association     7.50%  05/15/23       313       326
                        Government National Mortgage Association     7.50%  06/15/23       378       394
                        Government National Mortgage Association     7.50%  08/15/23       190       198
                        Government National Mortgage Association     7.50%  09/15/23       196       204
                        Government National Mortgage Association     7.50%  11/15/23       238       248
                        Government National Mortgage Association     7.50%  12/15/23     1,027     1,073
                        Government National Mortgage Association     7.50%  10/15/29       599       620
                        Government National Mortgage Association     7.50%  11/15/29        78        80
                        Government National Mortgage Association     7.50%  06/15/30       171       177
                        Government National Mortgage Association     8.00%  05/20/22        67        71
                        Government National Mortgage Association     8.25%  05/15/06        16        17
                        Government National Mortgage Association     8.50%  01/15/20         8         8
                        Government National Mortgage Association     8.50%  02/15/21        22        23
                        Government National Mortgage Association     8.50%  06/15/21        16        18
                        Government National Mortgage Association     8.50%  08/15/21         3         4
                        Government National Mortgage Association     8.50%  04/15/23        41        44
                        Government National Mortgage Association     9.50%  12/20/02         2         2
                        Government National Mortgage Association     9.50%  01/20/03         2         2
                        Government National Mortgage Association     9.50%  02/20/03         2         2
                        Government National Mortgage Association     9.50%  05/20/03         5         5
                        Government National Mortgage Association     9.50%  08/20/03         4         4
                        Government National Mortgage Association     9.50%  09/20/03        10        11
                        Government National Mortgage Association     9.50%  11/20/03         6         6
                        Government National Mortgage Association     9.50%  09/20/04         3         3
                        Government National Mortgage Association     9.50%  08/15/17        13        15
                        Government National Mortgage Association    11.50%  03/15/10         5         5
                        Government National Mortgage Association    12.00%  03/15/14         1         1
                        Government National Mortgage Association    12.00%  04/15/14         1         1
                        Government National Mortgage Association    12.00%  03/15/15         2         2
                        Government National Mortgage Association    12.00%  04/15/15         2         2
                        Government National Mortgage Association    12.00%  06/15/15         3         5
                        Government National Mortgage Association    12.00%  07/15/15         2         2
                        Government National Mortgage Association    12.00%  11/15/15        13        15

                        Tennessee Valley Authority                   7.13%  05/01/30       850       938

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                        Income Fund

                        December 31, 2001

                                                                                            Principal
                                                                     Rate      Maturity       Amount       Market
                                                                                 Date         (000)        (000)
-----------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN      Foreign Government Securities
GOVERNMENT              Brazil (Republic of)                        8.00%      04/15/14      $ 1,743      $ 1,327
AND AGENCY              Brazil (Republic of)                       11.00%      08/17/40           89           69
OBLIGATIONS             Bulgaria (Republic of)                      4.56%      07/28/11           20           17
 (concluded)            Bulgaria (Republic of)                      4.56%      07/28/12          350          316
                        Colombia (Republic of)                     11.75%      02/25/20          320          322
                        Germany (Republic of)                       5.25%      01/04/11        3,412        3,090
                        Germany (Republic of)                       5.50%      01/04/31        2,490        2,245
                        Italy (Republic of)                         6.00%      05/01/31        2,000        1,893
                        Panama (Republic of)                        4.63%      07/17/16          300          244
                        Panama (Republic of)                       10.75%      05/15/20           70           75
                        Peru (Republic of)                          3.75%      03/07/17           60           43
                        Peru (Republic of)                          4.50%      03/07/17          405          315
                        Philippines (Republic of)                   9.50%      10/21/24           95           99
                        Philippines (Republic of)                   9.88%      01/15/19          255          241
                      -------------------------------------------------------------------------------------------
                      Total U.S. and Foreign Government and
                      Agency Obligations 62.20%                                                            78,403
                       (Cost $76,650)


-----------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN      Corporate Securities
CORPORATE               Adelphia Communications Corp.              10.88%      10/01/10           53           54
BONDS/NOTES             AES Corp.                                   9.38%      09/15/10           39           34
                        AES Corp.                                   9.50%      06/01/09           23           19
                        AES Corp.                                  10.25%      07/15/06          118          104
                        AGCO Corp.                                  9.50%      05/01/08           31           32
                        Allied Waste North America, Inc.            7.63%      01/01/06           72           71
                        Allied Waste North America, Inc.            8.88%      04/01/08          129          133
                        American Axle & Manufacturing, Inc.         9.75%      03/01/09           48           49
                        American Standard, Inc.                     7.38%      04/15/05           70           72
                        American Standard, Inc.                     7.63%      02/15/10           50           50
                        American Tower Corp.                        9.38%      02/01/09           64           51
                        Anchor Gaming                               9.88%      10/15/08           58           64
                        Anheuser Busch Companies, Inc.              6.80%      08/20/32          200          210
                        ARMCO, Inc.                                 9.00%      09/15/07          138          141
                        Associates Corp. of North America           7.95%      02/15/10           55           61
                        AT&T Corp.**                                8.00%      11/15/31          650          680
                        Avis Group Holdings, Inc.                  11.00%      05/01/09           57           61
                        Banc One Corp.                              9.88%      03/01/09           75           90
                        Bank One Capital                            8.75%      09/01/30          400          444
                        Bear Stearns Companies, Inc.                2.95%      03/28/03          190          190
                        Bell Atlantic Financial Services            4.25%      09/15/05          990          998
                        Bio-Rad Laboratories, Inc.                 11.63%      02/15/07           81           90
                        Bristol Myers Squibb Co.                    5.75%      10/01/11          270          266
                        Burlington Resources Financial**            6.50%      12/01/11           60           59
                        Calpine Corp.                               7.88%      04/01/08           75           68
                        Calpine Corp.                               8.50%      02/15/11           25           22
                        Century Communications Corp./\             11.36%      01/15/08          225          115
                        Chancellor Media Corp.                      8.00%      11/01/08           25           26


See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                    Income Fund

                    December 31, 2001

                                                                                              Principal
                                                                      Rate       Maturity       Amount    Market
                                                                                   Date         (000)      (000)
----------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN       Chancellor Media Corp.                         8.13%      12/15/07       $ 132      $ 137
CORPORATE              Charter Communications Holdings, LLC           8.63%      04/01/09          93         89
BONDS/NOTES            Charter Communications Holdings, LLC          10.75%      10/01/09         150        157
(continued)            CIT Holdings Group, Inc.                       6.50%      02/07/06         750        778
                       CMS Energy Corp.                               9.88%      10/15/07         201        211
                       Columbia/HCA Healthcare Corp.                  6.91%      06/15/05          20         20
                       Columbia/HCA Healthcare Corp.                  7.25%      05/20/08          52         53
                       Commercial Credit Group, Inc.                 10.00%      05/15/09       1,121      1,360
                       Conoco Funding Co.                             6.35%      10/15/11         120        122
                       Constellation Brands, Inc.                     8.00%      02/15/08          88         89
                       Crown Castle International Corp.               9.38%      08/01/11          61         56
                       CSC Holdings, Inc.                             7.25%      07/15/08         150        149
                       CSC Holdings, Inc.                             7.63%      04/01/11          70         70
                       Daimler Chrysler North America Holdings        7.40%      01/20/05         750        776
                       Deere (John) Capital Corp.                     2.27%      05/06/02       1,400      1,400
                       Du Pont (E.I.) De Nemours & Co.                8.13%      03/15/04          75         82
                       EchoStar DBS Corp.                             9.13%      01/15/09          20         20
                       EchoStar DBS Corp.                             9.38%      02/01/09         130        133
                       El Paso Corp./\                                7.84%      02/28/21       1,050        432
                       El Paso Energy                                 7.80%      08/01/31       1,190      1,180
                       Electronic Data System Corp.                   7.45%      10/15/29         650        675
                       Emmis Communications Corp.                     8.13%      03/15/09          25         24
                       First Energy Corp.                             6.45%      11/15/11         160        157
                       First Energy Corp.                             7.38%      11/15/31         150        146
                       Ford Motor Co.                                 8.90%      01/15/32         240        257
                       Ford Motor Credit Co.                          7.38%      02/01/11         990        977
                       Fox Liberty Networks, LLC                      8.88%      08/15/07          26         27
                       Fuji JGB Investment, LLC**                     9.87%      12/31/49         400        316
                       General Electric Capital Corp.                 8.70%      05/21/07          50         58
                       General Electric Capital Corp.                 8.85%      04/01/05         500        568
                       General Motors Acceptance Corp.                6.13%      09/15/06         580        574
                       General Motors Acceptance Corp.                6.75%      01/15/06         120        122
                       General Motors Acceptance Corp.                7.25%      03/02/11         750        755
                       Georgia Gulf Corp.                            10.38%      11/01/07           5          5
                       Goldman Sachs Group, Inc.                      7.80%      01/28/10         750        811
                       Harrahs Operations, Inc.                       7.88%      12/15/05         122        127
                       HCA Healthcare Co.                             7.13%      06/01/06          40         41
                       HCA Healthcare Co.                             8.75%      09/01/10          79         86
                       HEALTHSOUTH Corp.**                            8.38%      10/01/11          91         94
                       HEALTHSOUTH Corp.                              8.50%      02/01/08          90         94
                       HEALTHSOUTH Corp.                             10.75%      10/01/08          58         64
                       Heller Financial, Inc.                         8.00%      06/15/05       1,000      1,088
                       Hercules, Inc.                                11.13%      11/15/07           2          2
                       HMH Properties, Inc.                           8.45%      12/01/08           8          8
                       Host Marriott Corp.                            9.25%      10/01/07           4          4
                       Household Financial Corp.                      6.40%      06/17/08         750        749
                       Huntsman ICI Holdings, LLC/\                  16.59%      12/31/09          28          7
                       IBJ Preferred Capital Co., LLC**               8.79%      12/29/49         400        299
                       ICN Pharmaceuticals, Inc.**                    8.75%      11/15/08          45         50
                       IMC Global, Inc.**                            10.88%      06/01/08          37         39
                       Insight Midwest LP                            10.50%      11/01/10          64         69

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                    Income Fund

                    December 31, 2001

                                                                                       Principal
                                                                 Rate       Maturity     Amount    Market
                                                                              Date       (000)      (000)
----------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN       Kansas City Southern RY Co.               9.50%      10/01/08      $ 10      $ 11
CORPORATE              Lear Corp.                                7.96%      05/15/05        40        40
BONDS/NOTES            Lehman Brothers Holdings, Inc.            8.25%      06/15/07       510       568
(continued)            Lockheed Martin Corp.                     8.50%      12/01/29       220       263
                       Lyondell Chemical Co.                     9.63%      05/01/07        41        41
                       Manor Care, Inc.                          8.00%      03/01/08        69        71
                       Mediacom, LLC                             9.50%      01/15/13        69        72
                       Mohegan Tribal Gaming Authority           8.13%      01/01/06        10        10
                       Mohegan Tribal Gaming Authority           8.75%      01/01/09        42        44
                       Nabisco, Inc.                             7.55%      06/15/15       300       331
                       NCNB Corp.                               10.20%      07/15/15       774       990
                       News America Holdings, Inc.               7.30%      04/30/28       420       391
                       News America Holdings, Inc.               8.00%      10/17/16       600       627
                       Nextel Communications, Inc.               9.38%      11/15/09        24        19
                       Nextel Communications, Inc.+**           18.29%      10/31/07       200       142
                       Norfolk Southern Corp.                    6.20%      04/15/09       600       593
                       Nortek, Inc.                              8.88%      08/01/08        69        69
                       Nortek, Inc.                              9.13%      09/01/07       100       101
                       Ocean Energy, Inc.                        8.38%      07/01/08        40        42
                       Ocean Energy, Inc.                        8.88%      07/15/07        60        63
                       Omnicare, Inc.                            8.13%      03/15/11        93        96
                       Orion Power Holdings, Inc.               12.00%      05/01/10        53        64
                       P & L Coal Holdings Corp.                 9.63%      05/15/08       150       161
                       Packaging Corp. of America                9.63%      04/01/09        50        55
                       Park Place Entertainment Corp.            9.38%      02/15/07       100       104
                       Parker & Parsley Petroleum Co.            8.25%      08/15/07        20        20
                       PDVSA Finance Ltd.                        8.50%      11/16/12       270       246
                       Pepsi Bottling Group, Inc.                7.00%      03/01/29       650       689
                       Philip Morris Capital Corp.               7.20%      02/01/07       500       529
                       Philip Morris Capital Corp.               7.50%      07/16/09       500       528
                       Pioneer National Resource Co.             9.63%      04/01/10        26        28
                       Pulte Homes, Inc.**                       7.88%      08/01/11        61        61
                       Raytheon Co.                              6.75%      08/15/07       220       226
                       Reynolds (RJ) Tobacco Holdings, Inc.      7.75%      05/15/06       800       834
                       Ryland Group, Inc.                        8.00%      08/15/06        54        54
                       Ryland Group, Inc.                        8.25%      04/01/08        10        10
                       Scholer Homes**                           9.38%      07/15/09        70        72
                       Schuler Homes                             9.38%      07/15/09        10        10
                       Six Flags, Inc.                           9.50%      02/01/09        34        34
                       Smithfield Foods, Inc.**                  8.00%      10/15/09        29        30
                       Station Casinos, Inc.                     8.88%      12/01/08       150       147
                       TeeKay Shipping Corp.**                   8.88%      07/15/11        46        47
                       TeeKay Shipping Corp.                     8.88%      07/15/11        20        21
                       Telecorp PCS, Inc.                       10.63%      07/15/10        10        11
                       Tenet Healthcare Corp.                    8.13%      12/01/08       232       249
                       Terex Corp.                               8.88%      04/01/08       100        99
                       Textron Financial Corp.                   2.66%      03/18/02       200       200
                       TRW, Inc.                                 3.05%      03/25/02       700       699
                       UBS Funding Trust I                       8.62%      10/01/99       700       779
                       Unilever Capital                          7.13%      11/01/10       360       389
                       Union Pacific Corp.                       6.63%      02/01/29        70        67


See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                    Income Fund

                    December 31, 2001

                                                                                                Principal
                                                                         Rate       Maturity     Amount     Market
                                                                                      Date        (000)      (000)
------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        Union Pacific Corp.                              6.65%      01/15/11      $ 100      $ 102
CORPORATE               Unisys Corp.                                     7.25%      01/15/05         76         74
BONDS/NOTES             US Bank National Association MN                  6.38%      08/01/11         70         71
(continued)             Vintage Petroleum, Inc.                          7.88%      05/15/11         70         70
                        Vintage Petroleum, Inc.                          9.00%      12/15/05          8          8
                        Visteon Corp.                                    8.25%      08/01/10        415        429
                        Voicestream Wireless Corp.                      10.38%      11/15/09         21         24
                        Waste Management, Inc.                           6.88%      05/15/09        425        423
                        Waste Management, Inc.                           7.38%      05/15/29        500        488
                        WMX Technologies, Inc.                           7.00%      10/15/06        125        130
                        Worldcom, Inc.                                   7.50%      05/15/11        200        205
                        Worldcom, Inc.                                   8.25%      05/15/10        400        428
                        Worldcom, Inc.                                   8.25%      05/15/31        270        285
                        Zurich Capital Trust Co.**                       8.38%      06/01/37        600        595

                      Corporate Asset and Mortgage
                        Backed Securities
                        AESOP Funding II, LLC**                          6.14%      05/20/06        500        519
                        Americredit Automobile Receivables Trust         6.70%      03/05/04        714        725
                        California Infrastructure PG&E-1                 6.22%      03/25/04        683        688
                        California Infrastructure SCE-1                  6.25%      06/25/04      1,030      1,044
                        Capital Lease Funding Securitization**           7.35%      06/22/24        800        842
                        Chase Funding Loan Acquisition                   2.76%      12/25/15        926        926
                        Commercial Mortgage Asset Trust                  6.59%      07/17/08      1,000      1,039
                        Commercial Mortgage Asset Trust                  7.55%      01/17/10        180        195
                        Conseco Finance Securitizations Corp.            6.99%      07/01/32      2,700      2,638
                        Contimortgage Home Equity Loan                   6.37%      02/25/26      1,201      1,228
                        Credit Suisse First Boston                       6.55%      11/17/07        675        700
                        Delta Funding Home Equity Loan Trust             5.98%      02/15/23        302        302
                        Financing Corp. Strip+                           6.59%      04/05/19        130         42
                        GMAC Commercial Mortgage
                          Securities, Inc.                               6.95%      09/15/33        400        419
                        GMAC Mortgage Corp. Loan Trust                   2.55%      05/25/24         16         16
                        Green Tree Home Improvement Loan Trust           7.45%      09/15/28      1,500      1,503
                        Green Tree Recreational Equipment                7.25%      03/15/29        151        100
                        Holmes Financing PLC                             4.01%      07/15/15        400        400
                        Home Loan Trust**                                4.93%      01/25/12        239        241
                        Household Home Equity Loan Trust                 2.75%      05/20/31      1,041      1,042
                        Nomura Asset Securities Corp.                    7.12%      04/13/36      1,000      1,061
                        Onyx Acceptance Auto Trust                       6.67%      07/15/03        303        305
                        Salomon Brothers Mortgage Services               2.91%      01/25/29      1,308      1,314
                        Security National Mortgage Loan Trust**          8.80%      04/25/24        600        631
                        Systems 2001 Asset Trust, LLC**                  6.66%      09/15/13        652        669
                        WFS Financial Owner Trust                        7.01%      08/20/03         95         96

                      Corporate Foreign Securities
                        Alliance Atlantis Communications                13.00%      12/15/09         20         22
                        Compagnie Generale De Geophysique               10.63%      11/15/07         53         54
                        Flextronics International Ltd.                   9.88%      07/01/10         53         56
                        France Telecom SA**                              7.75%      03/01/11        500        535

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                    Statement of Investments (concluded)
                    Income Fund

                    December 31, 2001

                                                                                Principal
                                                            Rate     Maturity     Amount    Market
                                                                       Date       (000)      (000)
--------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        France Telecom SA**                 8.50%     03/01/31     $ 200     $ 228
CORPORATE               Hydro Quebec                        6.30%     05/11/11       100       102
BONDS/NOTES             Mexico (Utd Mex St)                11.50%     05/15/26     1,420     1,807
(concluded)             Norske Skog Canada Ltd.             8.63%     06/15/11        34        35
                        Pacifica Papers, Inc.              10.00%     03/15/09        20        21
                        Quebec Providence                   7.50%     09/15/29       750       838
                        Royal Bank Scotland Group PLC       8.82%     03/31/49       300       332
                        SB Treasury Co., LLC+**             9.40%     12/29/49       580       557
                        Spintab AB                          5.75%     06/15/05       665       680
                        Tembec Finance Corp.                9.88%     09/30/05        14        14
                        Tembec Industries, Inc.             8.50%     02/01/11       148       153
                        Triton Energy Ltd.                  8.88%     10/01/07        20        22
                        United Mexican States               8.38%     01/14/11       595       616
                      ----------------------------------------------------------------------------
                      Total Corporate Bonds 46.80%                                          58,997
                       (Cost $56,714)



--------------------------------------------------------------------------------------------------
SHORT-TERM            Merrill Lynch -- Repurchase Agreement
INVESTMENT                  (secured by $11,219, FHLB,
                            5.125%, 01/13/03)               1.75%     01/02/02    11,000    11,000
                      ----------------------------------------------------------------------------
                      Total Short-Term Investments 8.73%                                    11,000
                            (Cost $ 11,000)
                      ============================================================================
                      Total Investments 117.74%                                            148,409
                        (Cost $144,369)

                      Foreign Currency 0.03%                                                    43
                        Canadian Dollar
                        (Cost $43)

                      Liabilities in Excess of
                        Cash and Other Assets (17.77%)                                     (22,407)
                      ----------------------------------------------------------------------------

                      Net Assets 100.00%                                                 $ 126,045
                      ============================================================================

                      * Non-income producing for the year ended December 31, 2001, as this security did not pay dividends.

                      ** Securities exempt from registration under Rule 144A of
                         the Securities Act of 1933. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At December 31, 2001, these securities amounted to $6,706 or 5.3 percent of net assets.

                      # Securities purchased on a when issued or delayed delivery basis.

                      + Denotes a step bond: a zero coupon bond that converts to a fixed or variable rate at a future date. The rate reflects the securities yield to maturity.

                      /\ A zero coupon bond. The rate reflects the securities
                         yield to maturity.

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

Cash & Other Net Assets               1.1%
Short-Term Investment                 6.4%
U.S. Government Agency Obligations   92.5%

(PIE CHART APPEARS HERE)

                        Statement of Investments
                        Short-Term Investment Fund

                        December 31, 2001

                                                                                           Principal
                                                                      Rate     Maturity      Amount     Market
                                                                                 Date        (000)       (000)
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT         Federal Farm Credit Bank
AND AGENCY                Discount Note                               6.25%     12/02/02     $ 400      $  413
OBLIGATIONS                                                           6.40%     10/28/02       300         309
                        Federal Home Loan
                          Mortgage Corp. Discount Note                4.50%     06/15/03       180         185

                        Federal National Mortgage
                          Association Discount Note                   4.00%     08/15/03       220         224
                                                                      6.75%     08/15/02       400         412

                        Tennessee Valley Authority                    6.00%     09/24/02       437         445

                        United States Treasury Bill                   1.73%     05/30/02       500         496

                        United States Treasury Note                   5.75%     10/31/02       100         103
                        --------------------------------------------------------------------------------------
                        Total U.S. Government and Agency
                        Obligations 92.53%                                                               2,587
                          (Cost $2,575)






--------------------------------------------------------------------------------------------------------------
SHORT-TERM              State Street Bank - Repurchase Agreement
INVESTMENT                (secured by $185, US Treasury Bond,
                          6.875%, 08/15/25)                           0.85%     01/02/02       179         179
                        --------------------------------------------------------------------------------------
                        Total Repurchase Agreement 6.40%                                                   179
                          (Cost $179)

                        Total Investments 98.93%                                                         2,766
                          (Cost $2,754)

                        Cash and Other Assets in
                          Excess of Liabilities 1.07%                                                       30
                        --------------------------------------------------------------------------------------
                        Net Assets 100.00%                                                              $2,796
                        ======================================================================================

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

Cash & Other Net Assets   3.7%
Common Stock             96.3%

[PIE CHART APPEARS HERE]

                      Statement of Investments
                      Small Cap Growth Fund

                      December 31, 2001

                                                                                     Number of       Market
                                                                                       Shares        (000)
-----------------------------------------------------------------------------------------------------------
COMMON STOCK          Aerospace 1.01%
                        FLIR Systems, Inc.*                                            15,600        $ 591

                      Apparel 1.37%
                        Polo Ralph Lauren Corp.*                                       29,814          798

                      Automotive 0.30%
                        Keystone Automotive Industries, Inc.*                          10,350          175

                      Banks & Financial Services 2.95%
                        BankAtlantic Bancorp, Inc.                                     28,700          264
                        First American Corp.                                           16,300          305
                        Friedman, Billings, Ramsey Group, Inc.*                        58,000          301
                        Investment Technology Group, Inc.*                              6,225          243
                        Metris Companies, Inc.                                         19,300          496
                        Silicon Valley Bancshares*                                      2,800           75
                        Southwest Bancorporation of Texas, Inc.*                        1,400           42
                      -------------------------------------------------------------------------------------
                                                                                                     1,726
                      Business Services 2.48%
                        Administaff, Inc.*                                              3,200           88
                        Advisory Board Co.*                                             1,800           50
                        Exult, Inc.*                                                   10,789          172
                        Fair, Isaac and Company, Inc.                                  10,900          687
                        Getty Images, Inc.*                                             9,600          221
                        Sangamo Biosciences, Inc.*                                      4,000           37
                        Visionics Corp.*                                               13,800          199
                      -------------------------------------------------------------------------------------
                                                                                                     1,454
                      Chemicals 1.04%
                        IMC Global, Inc.                                                9,300          121
                        Symyx Technologies, Inc.*                                      22,900          486
                      -------------------------------------------------------------------------------------
                                                                                                       607
                      Communication Equipment & Services 3.68%
                        Alamosa Holdings, Inc.*                                         2,200           26
                        Centillium Communications, Inc.*                                4,700           37
                        Extreme Networks, Inc.*                                         4,600           59
                        Foundry Networks, Inc.*                                        22,500          183
                        Gentner Communications Corp.                                   16,100          269
                        Polycom, Inc.*                                                 27,100          923
                        SonicWALL, Inc.*                                               11,400          222
                        Sonus Networks, Inc.*                                          39,800          183
                        US Unwired, Inc.*                                               8,800           89
                        ViaSat, Inc.*                                                  10,300          161
                      -------------------------------------------------------------------------------------
                                                                                                     2,152
                       Computer Hardware 0.80%
                        Handspring, Inc.*                                               1,400            9
                        RadiSys Corp.*                                                  3,900           77
                        Riverstone Networks, Inc.*                                     22,800          380
                      -------------------------------------------------------------------------------------
                                                                                                       466
                      Computer Software & Services 22.01%
                        Activision, Inc.*                                               6,374          166
                        Advanced Digital Information Corp.*                            17,000          272
                        Avid Technology, Inc.*                                          7,897           96
                        Avocent Corp.*                                                 14,500          352
                        Borland Software Corp.*                                        12,300          192


See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                    Small Cap Growth Fund

                    December 31, 2001

                                                                       Number of          Market
                                                                         Shares            (000)
-------------------------------------------------------------------------------------------------
COMMON STOCK          CACI International, Inc.*                           8,600           $  339
(Continued)           Carreker Corp.*                                     8,200               48
                      Corillian Corp.*                                  125,794              603
                      Digimarc Corp.*                                    83,300            1,548
                      Digital Insight Corp.*                             31,900              715
                      Documentum, Inc.*                                   6,900              150
                      Echelon Corp.*                                     10,000              142
                      Emulex Corp.*                                      11,100              439
                      Enterasys Networks, Inc.*                           9,000               80
                      Entrust, Inc.*                                      7,200               73
                      F5 Networks, Inc.*                                  1,200               26
                      Identix, Inc.*                                     24,900              363
                      Immersion Corp.*                                   79,688              526
                      Informatica Corp.*                                  8,600              125
                      J.D.Edwards & Co.*                                 16,475              271
                      JDA Software Group, Inc.*                          11,300              253
                      Kronos, Inc.*                                       3,525              171
                      Lawson Software, Inc.*                              4,400               69
                      Legato Systems, Inc.*                              19,600              254
                      Macromedia, Inc.*                                   4,533               81
                      Magma Design Automation, Inc.*                      1,800               54
                      Manugistics Group, Inc.*                            4,300               91
                      MatrixOne, Inc.*                                    2,000               26
                      McAfee.com Corp.*                                  12,750              433
                      Midway Games, Inc.*                                 6,800              102
                      Moldflow Corp.*                                     2,600               37
                      Nassda Corp.*                                       2,200               49
                      NetIQ Corp.*                                        8,800              310
                      Numerical Technologies, Inc.*                       2,800               98
                      Onyx Software Corp.*                              155,400              598
                      PEC Solutions, Inc.*                                3,700              138
                      Precise Software Solutions Ltd.*                    2,600               54
                      Read-Rite Corp.*                                    5,000               33
                      Red Hat, Inc.*                                    205,700            1,456
                      Roxio, Inc.*                                       11,600              192
                      SeaChange International, Inc.*                      6,200              211
                      Secure Computing Corp.*                            10,900              223
                      Stellent, Inc.*                                     5,200              155
                      Storage Technology Corp.*                          17,900              370
                      The Titan Corp.*                                    5,100              127
                      THQ, Inc.*                                          5,400              262
                      United Online, Inc.*                               36,700              154
                      Vastera, Inc.*                                      4,700               78
                      WebEx Communications, Inc.*                         9,421              234
                      Websense, Inc.*                                       800               26
                    ----------------------------------------------------------------------------
                                                                                          12,865
                    Construction 1.46%
                      Applied Films Corp.*                                5,300              166
                      Granite Construction, Inc.                          4,350              105
                      Maverick Tube Corp.*                                2,400               31
                      The Shaw Group, Inc.*                              23,500              552
                    ----------------------------------------------------------------------------
                                                                                             854


See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                    Small Cap Growth Fund

                    December 31, 2001


                                                                              Number of      Market
                                                                                Shares        (000)
---------------------------------------------------------------------------------------------------
COMMON STOCK        Consumer Products 2.15%
(Continued)           Ball Corp.                                                 7,200       $  509
                      Coach, Inc.*                                               7,300          285
                      Mobile Mini, Inc.*                                         1,000           39
                      Quiksilver, Inc.*                                          4,500           77
                      Reebok International Ltd.*                                13,000          345
                    -------------------------------------------------------------------------------
                                                                                              1,255

                    Education 1.49%
                      Career Education Corp.*                                   11,000          377
                      Education Management Corp.*                                  800           29
                      Princeton Review, Inc.*                                   41,300          316
                      Sylvan Learning Systems, Inc.*                             6,750          149
                    -------------------------------------------------------------------------------
                                                                                                871

                    Electronic Equipment & Services 5.23%
                      O2Micro International Ltd.*                               15,800          379
                      Active Power, Inc.*                                       18,000          122
                      Axcelis Technologies, Inc.*                               19,900          256
                      FEI Co.*                                                   7,600          239
                      Kopin Corp.*                                              15,400          215
                      LTX Corp.*                                                 8,900          186
                      Pixelworks, Inc.*                                         90,900        1,450
                      Plexus Corp.*                                                 57            2
                      Teleflex, Inc.                                             4,400          208
                    -------------------------------------------------------------------------------
                                                                                              3,057

                    Energy 2.69%
                      Arch Coal, Inc.                                            7,900          179
                      Core Laboratories N.V.*                                   17,100          240
                      Evergreen Resources, Inc.*                                 6,100          236
                      Key Energy Services, Inc.*                                20,400          188
                      Patterson-UTI Energy, Inc.*                               19,200          447
                      Swift Energy Co.*                                          5,500          111
                      Western Gas Resources, Inc.                                1,900           61
                      XTO Energy, Inc.                                           6,250          109
                    -------------------------------------------------------------------------------
                                                                                              1,571

                    Entertainment & Recreation 2.44%
                      Action Performance Companies, Inc.*                        8,907          272
                      Ameristar Casinos, Inc.*                                   6,700          168
                      Aztar Corp.*                                               3,004           55
                      JAKKS Pacific, Inc.*                                       4,000           76
                      Pixar Animation Studios*                                  23,700          851
                    -------------------------------------------------------------------------------
                                                                                              1,422

                    Food & Beverage 0.40%
                      CBRL Group, Inc.                                           4,700          138
                      The Smith & Wollensky Restaurant Group*                   25,000           95
                    -------------------------------------------------------------------------------
                                                                                                233

                    Health Care & Pharmaceuticals 23.80%
                      Abgenix, Inc.*                                             8,200          276
                      Accredo Health, Inc.*                                      5,400          214
                      AeroGen, Inc.*                                            73,600          247
                      Albany Molecular Research, Inc.*                           2,600           69
                      Alkermes, Inc.*                                           43,400        1,144

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                     Small Cap Growth Fund

                     December 31, 2001

                                                                                    Number of      Market
                                                                                      Shares        (000)
---------------------------------------------------------------------------------------------------------
COMMON STOCK            American Pharmaceutical Partners, Inc.*                        4,100        $ 85
(Continued)             AmeriPath, Inc.*                                               7,400         237
                        Amylin Pharmaceuticals, Inc.*                                 27,600         250
                        ArQule, Inc.*                                                  1,300          22
                        AtheroGenics, Inc.*                                           43,600         264
                        Atrix Laboratories, Inc.*                                      6,200         128
                        Bioject Medical Technologies, Inc.*                           15,500         197
                        Celgene Corp.*                                                14,300         456
                        Cell Genesys, Inc.*                                           27,400         634
                        Cell Therapeutics, Inc.*                                       9,700         234
                        Corixa Corp.*                                                 46,000         693
                        Cubist Pharmaceuticals, Inc.*                                  2,600          93
                        Dendreon Corp.*                                                3,300          33
                        Digene Corp.*                                                  8,900         263
                        DUSA Pharmaceuticals, Inc.*                                    9,400          73
                        Emisphere Technologies, Inc.*                                 10,000         319
                        Endo Pharmaceuticals Holdings, Inc.*                          53,700         627
                        Esperion Therapeutics*                                         2,800          21
                        First Horizon Pharmaceutical Corp.*                            7,100         209
                        Gene Logic, Inc.*                                             10,700         201
                        Genta, Inc.*                                                   2,600          37
                        Immunogen, Inc.*                                              10,850         179
                        Incyte Genomics, Inc.*                                        17,300         336
                        InterMune, Inc.*                                               5,350         263
                        ISIS Pharmaceuticals, Inc.*                                   11,962         265
                        KOS Pharmaceuticals, Inc.*                                     4,000         138
                        Lifepoint Hospitals, Inc.*                                     3,450         117
                        Medicis Pharmaceutical Corp.*                                  3,000         194
                        MGI Pharma, Inc.*                                             13,600         208
                        Myriad Genetics, Inc.*                                         4,650         245
                        Neose Technologies, Inc.*                                      3,800         138
                        Neurocrine Biosciences, Inc.*                                  7,900         405
                        NPS Pharmaceuticals, Inc.*                                     5,250         201
                        OSI Pharmaceuticals, Inc.*                                     3,100         142
                        Paradigm Genetics, Inc.*                                     148,400         844
                        Pharmaceutical Resources, Inc.*                                4,200         142
                        Pharmacopeia, Inc.*                                           13,600         189
                        Protein Design Labs, Inc.*                                     5,400         177
                        Renal Care Group, Inc.*                                        4,650         149
                        SangStat Medical Corp.*                                        3,700          73
                        Scios, Inc.*                                                  17,941         426
                        Taro Pharmaceutical Industries Ltd.*                           9,650         385
                        Telik, Inc.*                                                   2,600          35
                        TheraSense, Inc.*                                              5,000         123
                        Third Wave Technologies, Inc.*                                59,900         440
                        Transkaryotic Therapies, Inc.*                                15,150         646
                        Trimeris, Inc.*                                                3,500         157
                        ViroPharma, Inc.*                                             11,500         264
                     -----------------------------------------------------------------------------------
                                                                                                  13,907

                     Insurance 0.65%
                        Hilb, Rogal and Hamilton Co.                                   1,850         104
                        Mid Atlantic Medical Services, Inc.*                           6,600         150
                        RenaissanceRe Holdings Ltd.                                    1,300         124
                     -----------------------------------------------------------------------------------
                                                                                                     378

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                        Small Cap Growth Fund

                        December 31, 2001

                                                                                     Number of       Market
                                                                                      Shares          (000)
-----------------------------------------------------------------------------------------------------------

COMMON STOCK            Internet Services 0.38%
(continued)               Overture Services, Inc.*                                     6,200         $  220

                        Manufacturing (Diversified) 0.70%
                          Grant Prideco, Inc.*                                         3,000             35
                          Hanover Compressor Co.*                                      5,700            144
                          National Oilwell, Inc.*                                      6,300            130
                          Rowan Companies, Inc.*                                       5,300            103
                        -----------------------------------------------------------------------------------
                                                                                                        412

                        Media & Media Services 1.13%
                          Cumulus Media, Inc.*                                         9,400            152
                          Macrovision Corp.*                                           6,000            211
                          Radio One, Inc.*                                             7,900            146
                          XM Satellite Radio Holdings, Inc.*                           8,100            149
                        -----------------------------------------------------------------------------------
                                                                                                        658

                        Printing & Publishing 0.33%
                          Scholastic Corp.*                                            3,800            191

                        Railroad & Shipping 0.43%
                          Wabtec Corp.                                                 5,050             62
                          Werner Enterprises, Inc.                                     7,900            191
                        -----------------------------------------------------------------------------------
                                                                                                        253

                        Retail 5.03%
                          99 Cents Only Stores *                                         900             34
                          Abercrombie & Fitch Co.*                                    10,500            279
                          American Eagle Outfitters, Inc.*                             8,700            228
                          Ann Taylor Stores Corp.*                                     7,900            277
                          Chico's FAS, Inc.*                                           1,600             64
                          Columbia Sportswear Co.*                                     2,100             70
                          Copart, Inc.*                                                7,200            262
                          Cost Plus, Inc.*                                             6,400            168
                          Electronics Boutique Holdings Corp.*                         5,750            229
                          Insight Enterprises, Inc.*                                   9,900            244
                          Linens'n Things, Inc.*                                       5,076            129
                          O'Reilly Automotive, Inc.*                                  11,000            401
                          Tweeter Home Entertainment Group, Inc.*                      1,100             32
                          Williams-Sonoma, Inc.*                                      10,000            429
                          Zale Corp.*                                                  2,200             92
                        -----------------------------------------------------------------------------------
                                                                                                      2,938

                        Scientific Instruments 1.47%
                          Bruker AXS, Inc.*                                           24,600            161
                          Illumina, Inc.*                                              7,900             93
                          MKS Instruments, Inc.*                                       7,800            211
                          Orbotech Ltd.*                                               2,200             68
                          Transgenomic, Inc.*                                         30,000            328
                        -----------------------------------------------------------------------------------
                                                                                                        861

                        Semiconductors 7.92%
                           Aeroflex, Inc.*                                            14,500            274
                           ASM International, N.V.*                                   11,250            219
                           Elantec Semiconductor, Inc.*                                  912             35
                           EMCORE Corp.*                                               4,000            182
                           ESS Technology, Inc.*                                      11,800            251
                           Fairchild Semiconductor International, Inc.*               13,350            376

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report


                    Statement of Investments (concluded)
                    Small Cap Growth Fund

                    December 31, 2001


                                                                                    Number of       Market
                                                                                      Shares        (000)
----------------------------------------------------------------------------------------------------------
COMMON STOCK          Genesis Microchip, Inc.*                                         6,200       $   409
(concluded)           Lattice Semiconductor Corp.*                                    22,000           452
                      Microtune, Inc.*                                                17,700           415
                      Monolithic System Technology, Inc.*                             10,400           214
                      OmniVision Technologies, Inc.*                                  25,200           224
                      PDF Solutions, Inc.*                                             4,100            86
                      Photon Dynamics, Inc.*                                           7,952           363
                      Photronics, Inc.*                                                8,800           275
                      Power Integrations, Inc.*                                        4,900           112
                      Silicon Laboratories, Inc.*                                      3,800           128
                      TriQuint Semiconductor, Inc.*                                   50,200           615
                    --------------------------------------------------------------------------------------
                                                                                                     4,630

                    Transportation 2.00%
                      Arkansas Best Corp.*                                             8,850           255
                      Hawaiian Airlines, Inc.*                                        61,100           244
                      Knight Transportation, Inc.*                                     6,900           130
                      Landstar System, Inc.*                                           3,900           282
                      Yellow Corp.*                                                   10,250           257
                    --------------------------------------------------------------------------------------
                                                                                                     1,168

                    Waste Management 0.98%
                      Stericycle, Inc.*                                                4,100           250
                      Waste Connections, Inc.*                                        10,387           322
                    --------------------------------------------------------------------------------------
                                                                                                       572

                    Total Common Stock 96.32%                                                       56,285
                      (Cost $49,819)
                    ======================================================================================

                                                                                    Principal
                                                           Rate       Maturity        Amount         Market
                                                                        Date          (000)         (000)
----------------------------------------------------------------------------------------------------------
SHORT-TERM          Federal Home Loan Bank
INVESTMENT            Discount Note                        1.43%      01/02/02       $ 2,400       $ 2,400
                    --------------------------------------------------------------------------------------
                    Total Short-Term Investment 4.11%                                                2,400
                      (Cost $2,400)
                    ======================================================================================

                    Total Investments 100.43%                                                       58,685
                      (Cost $52,219)

                    Liabilities in Excess of
                      Cash and Other Assets (0.43%)                                                   (248)
                    --------------------------------------------------------------------------------------

                    Net Assets 100.00%                                                             $58,437
                    ======================================================================================

                    * Non-income producing during the year ended December 31, 2001 as this security did not pay dividends.

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report


Cash & Other Net Assets  5.4%
North America            2.5%
Pacific                 23.6%
Europe                  68.5%

(PIE CHART APPEARS HERE)


                       Statement of Investments
                       International Equity Fund

                       December 31, 2001

                                                                                               Number of     Market
                                                                                                 Shares       (000)
-------------------------------------------------------------------------------------------------------------------
COMMON AND            Australia 2.45%
PREFERRED STOCK         BHP Billiton Ltd. (Steel & Metals)                                       92,643       $ 498
                        WMC Ltd. (Steel & Metals)                                                65,835         322
                      ---------------------------------------------------------------------------------------------
                                                                                                                820

                      Belgium 0.88%
                        Interbrew (Food & Beverage)                                              10,800         296

                      Canada 2.47%
                        Canadian National Railway Co. (Railroads)                                14,966         721
                        Nortel Networks Corp. (Telecommunications)*                              14,200         106
                      ---------------------------------------------------------------------------------------------
                                                                                                                827

                      Denmark 0.79%
                        Novo Nordisk-B (Health Services)                                          6,500         266

                      Finland 0.94%
                        Sonera OYJ (Telecommunications)                                          26,400         134
                        UPM-Kymmene OY (Containers & Paper)                                       5,500         182
                      ---------------------------------------------------------------------------------------------
                                                                                                                316

                      France 17.40%
                        Alcatel Alsthom Cge (Telecommunications)                                  4,619          79
                        Aventis SA (Pharmaceuticals)                                              8,333         592
                        BNP Paribas (Banking)                                                     7,179         642
                        Carrefour Supermarche SA (Specialty Retail)                               7,270         378
                        CGIP-Comp Gen D'Ind & D'Particip (Containers & Paper)                     1,950          65
                        CGIP-Comp Gen D'Ind & D'Particip (Containers & Paper) warrants*           1,950           1
                        Credit Lyonnais (Banking)                                                 9,553         319
                        Danone (Food & Beverage)                                                  1,820         222
                        Eurotunnel EPLC (Construction)*                                         274,247         276
                        France Telecom (Telecommunications)                                       4,393         176
                        Lafarge SA (Building Materials)                                           4,054         379
                        Orange SA (Telecommunications)*                                          13,547         123
                        Rhodia SA (Chemicals)                                                     6,316          51
                        Sanofi-Synthelabo SA (Pharmaceuticals)                                    4,558         340
                        Schneider Electric SA (Industrial Specialty)                              8,606         414
                        SCOR SA (Insurance)                                                       2,062          65
                        Stmicroelectronics (Electronic Components)                               10,108         324
                        Suez Lyonnaise Des Eaux (Water Supply)                                   17,449         528
                        Technip Coflexip SA (Building Materials)                                    811         108
                        Total Fina Elf SA-B (Oil & Gas Companies)                                 5,272         753
                      ---------------------------------------------------------------------------------------------
                                                                                                              5,835

                      Germany 12.75%
                        Allianz AG (Insurance)                                                    1,431         339
                        Altana AG DEM (Pharmaceuticals)                                           1,743          87
                        AMB Generali Holding AG (Insurance)                                         244          26
                        BASF AG (Chemicals)                                                       6,549         243
                        Bayer AG (Chemicals)                                                     19,174         611
                        Beiersdorf AG (Cosmetics)                                                   792          90
                        Deutsche Bank AG (Banking)                                                2,934         207
                        E.On AG Corporation (Utilities)                                          12,481         646
                        Heidelberger Druckmaschinen (Printing & Publishing)                         282          11
                        Karstadt Quelle AG (Department & Chain Stores)                            6,897         272
                        Man AG (Machinery)                                                        4,858         103
                        Merck KGAA (Medical Supply & Specialty)                                   2,673          99

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                        International Equity Fund

                        December 31, 2001

                                                                                                    Number of       Market
                                                                                                      Shares        (000)
--------------------------------------------------------------------------------------------------------------------------
COMMON AND              Metro AG (Department & Chain Stores)                                           7,017        $ 249
PREFERRED STOCK         Munich Reinsurance (Insurance)                                                 1,548          420
(continued)             SAP AG (Computer Software)                                                     2,129          277
                        Siemens AG NPV (Electronic Components)                                         9,036          598
                      ---------------------------------------------------------------------------------------------------
                                                                                                                    4,278

                      Italy 3.09%
                        Gucci Group (Retail)                                                           2,552          217
                        Mediobanca SPA (Banking)                                                      44,100          494
                        Ras (Insurance)                                                               27,550          324
                      ---------------------------------------------------------------------------------------------------
                                                                                                                    1,035

                      Japan 19.55%
                        Asahi Glass Co. (Building Materials)                                          36,000          213
                        Canon, Inc. (Office Equipment & Supplies)                                      6,000          207
                        DAI Nippon Printing (Printing & Publishing)                                    5,000           50
                        Daiwa Securities Group (Financial)                                            29,000          153
                        Fast Retailing Co. (Apparel & Shoes)                                             900           80
                        Hitachi Ltd. (Electronic Components)                                          16,000          117
                        ITO-Yokado Company Ltd. (Department & Chain Stores)                            3,000          136
                        Kajima Corp. (Energy Engineering)                                             30,000           82
                        Matsushita Communications Industries (Telecommunications)                      5,000          136
                        Matsushita Electric Industries Co. (Electronic Components)                    19,000          244
                        Mitsubishi Corp. (Wholesale Distribution)                                     31,000          201
                        Mitsubishi Estate (Real Estate)                                               38,000          278
                        Mitsui & Co. (Miscellaneous)                                                  38,000          188
                        Mitsui Fudosan (Real Estate)                                                  45,000          344
                        Mizuho Holdings, Inc. (Financial)                                                 14           29
                        Murata Manufacturing Co. (Electronic Components)                               2,300          138
                        NEC Corp. (Electronic Components)                                             44,000          449
                        Nikko Cordial Corp. (Other Financial)*                                        67,000          299
                        Nippon Telephone & Telegraph Corp. (Telecommunications)                           35          114
                        Nippon Unipac Holding (Printing/Publishing)                                       26          116
                        Nissan Motor Company Ltd. (Automobiles)                                       80,000          424
                        Nomura Holdings (Financial)                                                   32,000          410
                        NTT Docomo (Telecommunications)                                                   19          223
                        OJI Paper Co. (Forest Products)                                               23,000           91
                        Sankyo Company Ltd. (Pharmaceuticals)                                         18,000          308
                        Sega Enterprises (Recreational Products)*                                      7,800          156
                        Sharp Corp. (Electronic Components)                                           44,000          515
                        SMC Corp. (Machinery/Compon/Comtrols)                                          1,000          102
                        Sony Corp. (Consumer Electronics)                                              9,600          439
                        Taisei Corp. (Energy Engineering)                                             41,000           89
                        Takeda Chemical Industries Ltd.(Pharmaceuticals)                               5,000          226
                      ---------------------------------------------------------------------------------------------------
                                                                                                                    6,557

                      Netherlands 2.73%
                        Asm Lithography Holdings NV (Computers)*                                       7,200          125
                        DSM NV (Chemicals)                                                             5,600          204
                        Elsevier NV (Print Media)                                                     12,100          143
                        Heineken NV (Alcohol & Tobacco)                                                4,350          165
                        IHC Caland NV (Oilfield Services/Equipment)                                    2,000           93
                        Koninklijke KPN NV (Telecommunications)                                       36,600          186
                      ---------------------------------------------------------------------------------------------------
                                                                                                                      916

See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                      International Equity Fund

                      December 31, 2001

                                                                                      Number of   Market
                                                                                        Shares     (000)
--------------------------------------------------------------------------------------------------------
COMMON AND
PREFERRED STOCK
  (concluded)         Spain 2.18%
                        Inditex (Retail Specialty)*                                     13,700     $ 261
                        Telefonica SA (Telecommunications)*                             35,129       470
                      ----------------------------------------------------------------------------------
                                                                                                     731

                      Sweden 2.37%
                        L.M. Ericsson Telephone Co.- B (Telecommunications)            146,000       796

                      Switzerland 6.84%
                        Credit Suisse Group (Banking)*                                  10,633       454
                        Nestle SA (Food & Beverage)                                      1,754       374
                        Roche Holdings AG (Biotechnology)                                2,358       168
                        Serono SA (Pharmaceuticals)                                        377       329
                        Swiss Reinsurance (Insurance)                                    4,067       409
                        Syngenta AG (Chemicals)*                                         4,203       218
                        UBS AG (Banking)                                                 6,798       343
                      ----------------------------------------------------------------------------------
                                                                                                   2,295

                      Taiwan 1.62%
                        Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors)*   31,700       544

                      United Kingdom 18.19%
                        Anglo American PLC (Steel Metals)                                8,261       125
                        BAE Systems (Aerospace)                                         74,838       337
                        BP Amoco PLC (Oil & Gas Companies)                             117,068       909
                        Compass Group PLC (Food & Beverage)                             23,447       175
                        GlaxoSmithKline PLC (Pharmaceuticals)                           23,275       583
                        Pearson PLC (Print Media)                                       28,185       324
                        Reed International (Print Media)                                54,583       452
                        Reuters Group PLC (Printing & Publishing)                       48,112       476
                        Rio Tinto-Zinc Corp. PLC (Steel & Metals)                       28,094       537
                        Sainsbury (J) (Department & Chain Stores)                       62,570       333
                        Shell Transportation & Trading Co. PLC (Oil & Gas Companies)    67,695       465
                        Vodafone Group Public Ltd. (Telecommunications)                530,737     1,387
                      ----------------------------------------------------------------------------------
                                                                                                   6,103

                      Total Common and Preferred Stock 94.25%                                     31,615
                        (Cost $34,285)
                      ==================================================================================


See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

Statement of Investments (concluded)
International Equity Fund

December 31, 2001

                                                                                     Principal
                                                                Rate     Maturity      Amount      Market
                                                                           Date        (000)       (000)
---------------------------------------------------------------------------------------------------------
CORPORATE NOTE    France 0.34%
                    Eurotunnel (Construction)                   1.00%    04/03/40     $  100      $   113
                  ---------------------------------------------------------------------------------------
                  Total Corporate Note 0.34%                                                          113
                    (Cost $149)
                  =======================================================================================

---------------------------------------------------------------------------------------------------------
SHORT-TERM        State Street Bank - Repurchase Agreement
INVESTMENT          (secured by $1,127, US Treasury Bond
                    6.125%, 11/15/27)                           1.62%    01/02/02      1,100        1,100
                  ---------------------------------------------------------------------------------------

                  Total Short-Term Investment 3.28%                                                 1,100
                    (Cost $1,100)
                  =======================================================================================

                  Total Investments 97.87%                                                         32,828
                    (Cost $35,534)

                  Foreign Currency 1.70%                                                              572
                    (Various Denominations)
                    (Cost $575)

                  Cash and Other Assets In
                    Excess of Liabilities 0.43%                                                       144
                  ---------------------------------------------------------------------------------------

                  Net Assets 100.00%                                                              $33,544
                  =======================================================================================

                  *  Non-income producing during the year ended December 31, 2001 as this security did not pay dividends.


                     See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

[Pie Chart Appears Here]

Cash & Other Net Assets   3.4%
Common Stock             96.6%


Statement of Investments
Socially Responsible Fund

December 31, 2001
                                                            Number of    Market
                                                              Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK    Aerospace 0.61%
                  Goodrich Corp.                              16,400    $   437

                Apparel 0.57%
                  Jones Apparel Group, Inc.*                  12,200        405

                Automotive 4.39%
                  Autoliv, Inc.                               17,200        349
                  Dana Corp.                                  17,100        237
                  Delphi Automotive Systems Corp.             30,400        415
                  Ford Motor Co.                               4,400         69
                  General Motors Corp.                         7,300        355
                  Genuine Parts Co.                           13,300        488
                  Goodyear Tire & Rubber Co.                  15,200        362
                  Lear Corp.*                                  9,800        374
                  PACCAR, Inc.                                 7,600        499
                ----------------------------------------------------------------
                                                                          3,148

                Banks & Financial Services 27.39%
                  American Express Co.                         7,000        250
                  AmSouth Bancorporation                      23,200        438
                  Bank of America Corp.                       27,200      1,712
                  Bank One Corp.                              25,100        980
                  Charter One Financial, Inc.                 15,225        413
                  Citigroup, Inc.                             52,566      2,654
                  Countrywide Credit Industries, Inc.          8,600        352
                  Federal Home Loan Mortgage Corp.             7,600        497
                  Federal National Mortgage Association       16,000      1,272
                  FleetBoston Financial Corp.                 24,100        880
                  Golden West Financial Corp.                  7,500        441
                  Huntington Bancshares, Inc.                 20,200        347
                  J.P. Morgan Chase & Co.                     17,700        643
                  KeyCorp                                     19,100        465
                  Lehman Brothers Holdings, Inc.               8,600        574
                  Merrill Lynch & Company, Inc.                4,200        219
                  Morgan Stanley Dean Witter & Co.             7,400        414
                  National City Corp.                         19,400        567
                  Regions Financial Corp.                     14,500        434
                  SouthTrust Corp.                            18,700        460
                  SunTrust Banks, Inc.                         8,600        539
                  U.S. Bancorp                                45,600        954
                  Union Planters Corp.                         9,800        442
                  UnionBanCal Corp.                           10,400        395
                  Wachovia Corp.                              38,700      1,214
                  Washington Mutual, Inc.                     23,000        752
                  Wells Fargo & Co.                           30,300      1,317
                ----------------------------------------------------------------
                                                                         19,625

                Business Machines 1.04%
                  Hewlett-Packard Co.                         36,400        748

                Capital Goods 0.68%
                  W.W. Grainger, Inc.                         10,200        490


                     See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

              Socially Responsible Fund

              December 31, 2001



                                                              Number of   Market
                                                                Shares     (000)
--------------------------------------------------------------------------------
COMMON STOCK  Chemicals 3.98%
(continued)
                 Cabot Corp.                                    10,300     $ 368
                 Dow Chemical Co.                               23,100       780
                 Eastman Chemical Co.                            9,600       375
                 Lubrizol Corp.                                  9,000       316
                 PPG Industries, Inc.                            9,000       465
                 Praxair, Inc.                                   9,900       547
              ------------------------------------------------------------------
                                                                           2,851

              Communication Equipment & Services 11.17%

                 AT&T Corp.                                     25,100       455
                 BellSouth Corp.                                34,200     1,305
                 Corning, Inc.                                  31,400       280
                 Nortel Networks Corp.                          46,500       349
                 SBC Communications, Inc.                       43,522     1,705
                 Sprint Corp.                                   27,200       546
                 Tellabs, Inc.*                                 25,200       376
                 Verizon Communications, Inc.                   43,100     2,046
                 WorldCom Group*                                66,600       938
              ------------------------------------------------------------------
                                                                           8,000

              Computer Software & Services 1.87%

                 Electronic Data Systems Corp.                   6,600       452
                 Ingram Micro, Inc. - A*                        11,900       206
                 Quantum Corp.*                                 27,600       272
                 Tech Data Corp.*                                9,500       410
              ------------------------------------------------------------------
                                                                           1,340

              Construction 0.64%
                 Pulte Homes, Inc.                              10,200       456

              Consumer Products 3.55%
                 Black & Decker Corp.                           10,200       385
                 ConAgra Foods, Inc.                            24,300       578
                 Masco Corp.                                    16,200       397
                 Newell Rubbermaid, Inc.                        18,900       521
                 Procter & Gamble Co. (The)                      8,350       661
              ------------------------------------------------------------------
                                                                           2,542

              Electronic Equipment & Services 2.77%

                 Acuity Brands, Inc.                             7,300        88
                 Arrow Electronics, Inc.*                       15,900       475
                 Avnet, Inc.                                    15,100       385
                 Cooper Industries, Inc.                        11,100       388
                 Hubbell, Inc.                                   8,600       253
                 Motorola, Inc.                                  7,000       105
                 Solectron Corp.*                               25,700       290
              ------------------------------------------------------------------
                                                                           1,984

              Energy 4.63%

                 Amerada Hess Corp.                              5,700       356
                 Ashland, Inc.                                  10,000       461
                 Conoco, Inc.                                   15,000       425
                 Massey Energy Co.                              12,100       251
                 Occidental Petroleum Corp.                     17,800       472
                 Sunoco, Inc.                                   11,600       433

              See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

         Socially Responsible Fund

         December 31, 2001

                                                          Number of       Market
                                                           Shares          (000)
--------------------------------------------------------------------------------
COMMON STOCK
  (continued)         Ultramar Diamond Shamrock Corp.       4,300          $ 213
                      Valero Energy Corp.                   5,300            202
                      Xcel Energy, Inc.                    18,200            505
                   -------------------------------------------------------------
                                                                           3,318

                   Food & Beverage 3.67%

                      Kellogg Co.                          12,200            367
                      McDonald's Corp.                      4,400            116
                      PepsiCo, Inc.                        17,800            418
                      Sara Lee Corp.                       25,300            562
                      TRICON Global Restaurants*            6,000            295
                      Tyson Foods, Inc.                    37,619            435
                      Wendy's International, Inc.          14,900            435
                   -------------------------------------------------------------
                                                                           2,628

                   Health Care & Pharmaceuticals 2.57%
                      American Home Products Corp.          6,500            399
                      Eli Lilly & Co.                       5,800            456
                      Johnson & Johnson                     2,500            148
                      Merck & Company, Inc.                 6,300            370
                      Pharmacia Corp.                       8,200            350
                      Schering-Plough Corp.                 3,200            115
                   -------------------------------------------------------------
                                                                           1,838

                   Insurance 7.56%
                      Allstate Corp.                       20,200            681
                      American International Group, Inc.    1,100             87
                      Aon Corp.                             9,500            337
                      Chubb Corp.                           7,600            524
                      CIGNA Corp.                           4,100            380
                      Health Net, Inc.*                    17,300            377
                      Humana, Inc.*                        29,900            353
                      MBIA, Inc.                            6,500            349
                      MetLife, Inc.*                       16,900            535
                      MGIC Investment Corp.                 7,600            469
                      Old Republic International Corp.     15,000            420
                      St Paul Companies, Inc.              11,100            488
                      Torchmark Corp.                      10,500            413
                   -------------------------------------------------------------
                                                                           5,413

                   Manufacturing (Diversified) 3.80%

                      FMC Corp.*                            5,000            298
                      Ingersoll-Rand Co.                    9,400            393
                      Leggett & Platt, Inc.                18,100            416
                      Parker Hannafin Corp.                 9,800            450
                      Snap-On, Inc.                        10,200            343
                      TRW, Inc.                             9,900            367
                      Whirlpool Corp.                       6,200            455
                   -------------------------------------------------------------
                                                                           2,722

                   Media & Media Services 1.48%
                      Disney (Walt) Co.                    14,400            298
                      Gannett Company, Inc.                 8,900            598
                      Liberty Media Corp. - A*             11,600            162
--------------------------------------------------------------------------------
                                                                           1,058


See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                    Socially Responsible Fund

                    December 31, 2001

                                                                           Number of    Market
                                                                            Shares      (000)
-----------------------------------------------------------------------------------------------
COMMON STOCK        Paper & Forest Products 2.76%
 (concluded)          Boise Cascade Corp.                                   10,100       $ 344
                      Georgia-Pacific Group                                 13,200         364
                      Smurfit-Stone Container Corp.*                        24,200         386
                      Westvaco Corp.                                        15,100         430
                      Willamette Industries, Inc.                            8,700         453
                    ---------------------------------------------------------------------------
                                                                                         1,977
                    Printing & Publishing 0.58%
                      R.R. Donnelley & Sons Co.                             13,900         413
                    Railroad & Shipping 2.70%
                      Burlington Northern Santa Fe Corp.                    19,100         545
                      CSX Corp.                                             11,400         400
                      Norfolk Southern Corp.                                23,100         423
                      Union Pacific Corp.                                   10,000         570
                    ---------------------------------------------------------------------------
                                                                                         1,938
                    Retail 3.42%
                      Federated Department Stores, Inc.*                    12,700         519
                      Liz Claiborne, Inc.                                    7,700         383
                      May Department Stores Co. (The)                       15,200         562
                      Sears, Roebuck and Co.                                12,100         576
                      TJX Companies, Inc.                                   10,300         411
                    ---------------------------------------------------------------------------
                                                                                         2,451
                    Transportation 0.18%
                      FedEx Corp.*                                           2,500         130
                    Utilities 4.60%
                      Ameren Corp.                                          11,100         470
                      Cinergy Corp.                                         13,700         458
                      Consolidated Edison, Inc.                             11,600         468
                      FirstEnergy Corp.                                     15,100         528
                      NiSource, Inc.                                        17,300         399
                      Potomac Electric Power Co.                            16,800         379
                      Western Resources, Inc.                               12,400         213
                      Wisconsin Energy Corp.                                17,000         384
                    ---------------------------------------------------------------------------
                                                                                         3,299

                    Total Common Stock 96.61%                                           69,211
                      (Cost $70,184)
                    ===========================================================================

                    See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

Statement of Investments (concluded)
Socially Responsible Fund

December 31, 2001

                                                                                     Principal
                                                                Rate     Maturity     Amount       Market
                                                                           Date        (000)        (000)
---------------------------------------------------------------------------------------------------------
SHORT-TERM      State Street Bank -- Repurchase Agreement
INVESTMENT        (secured by $2,405, US Treasury Bill,
                  1.68%, 05/23/02)                              0.85%    01/02/02    $ 2,337      $ 2,337
                -----------------------------------------------------------------------------------------

                Total Short-Term Investment 3.26%                                                   2,337
                  (Cost $2,337)
                =========================================================================================
                Total Investments 99.87%                                                           71,548
                  (Cost $72,521)

                Cash and Other Assets
                  In Excess of Liabilities 0.13%                                                       96
                -----------------------------------------------------------------------------------------

                Net Assets 100.00%                                                                $71,644
                =========================================================================================

                *   Non-income producing during the year ended December 31, 2001 as this security did not pay dividends.


                     See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

Statements of Assets and Liabilities

December 31, 2001


                                                                                              SMALL CAP   INTERNATIONAL   SOCIALLY
                                        EQUITY     BALANCED        INCOME      SHORT-TERM     GROWTH        EQUITY      RESPONSIBLE
                                         FUND        FUND           FUND          FUND         FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash                               $    312,494  $      3,525  $    820,505   $      569    $   508,473   $       480   $       820
Due from bank                                --            --       178,362           --             --        38,886            --
Investments at market value*        599,554,988   291,724,826   148,409,208    2,765,591     58,684,674    32,827,947    71,547,719
Foreign currency at value*                   --            --        42,942           --             --       572,005            --
Forward currency contracts                   --            --       126,498           --             --        66,508            --
Dividends and interest receivable       850,138       582,555     1,599,426       27,088          2,593        14,672       122,843
Receivable-foreign taxes                      3             1            --           --             --        44,511            57
Receivable-fund shares sold             214,304       137,231        38,588        7,191         87,396        66,006        86,995
Receivable-investments sold                  --            --            --           --        283,368         7,861            --
Other Assets                                 --           292            --           --             --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Assets                      600,931,927   292,448,430   151,215,529    2,800,439     59,566,504    33,638,876    71,758,434
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Dividend payable                             --            --       586,067           --             --            --            --
Forward currency contracts                   --            --        24,830           --             --            19            --
Payable-fund shares redeemed            371,271       255,731        12,836          213         18,097        15,065        16,326
Payable-investments purchased                --            --    24,421,522           --        989,904            --            --
Payable-advisory and related fees       534,311            --       104,970           --         91,821        48,709        90,992
Accrued expenses                         10,701        17,163        20,483        4,305         29,781        30,981         7,485
-----------------------------------------------------------------------------------------------------------------------------------
  Total Liabilities                     916,283       272,894    25,170,708        4,518      1,129,603        94,774       114,803
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                         $600,015,644  $292,175,536  $126,044,821   $2,795,921    $58,436,901   $33,544,102   $71,643,631
===================================================================================================================================
NET ASSETS CONSIST OF:
Par Value of Common Shares           30,658,767     1,788,588     1,024,956       27,739             --            --            --
Paid in Surplus                     640,377,249   314,695,377   121,144,512    2,755,839     75,089,723    45,617,995    72,931,056
Accumulated undistributed
  net investment income (loss)          180,103        18,875       (91,585)       1,000             --       (72,325)       21,569
Accumulated undistributed net
  realized gain (loss) from
  investments and foreign
  currency transactions             (62,310,917)  (11,117,097)     (172,674)          11    (23,118,915)   (9,359,815)     (335,875)
Net unrealized appreciation
  (depreciation) on
  investments and translation
  of assets and liabilities
  in foreign currency                (8,889,558)  (13,210,207)    4,139,612       11,332      6,466,093    (2,641,753)     (973,119)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                         $600,015,644  $292,175,536  $126,044,821   $2,795,921    $58,436,901   $33,544,102   $71,643,631
===================================================================================================================================
Number of shares outstanding:        30,658,767    17,885,880    10,249,568      277,398      4,810,131     3,189,383     5,619,767
  (Authorized 50,000,000
  shares each)
Par Value                          $       1.00  $       0.10  $       0.10   $     0.10    $        --   $        --   $        --
===================================================================================================================================
NET ASSET VALUE
PER SHARE                          $      19.57  $      16.34  $      12.30   $     10.08   $     12.15   $     10.52   $     12.75
===================================================================================================================================
*Cost of Securities:
 Investments                       $608,444,546  $304,935,033  $144,368,904   $2,754,259    $52,218,581   $35,533,494   $72,520,838
 Foreign Currency                            --            --  $     43,155           --             --   $   575,147            --


See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report


Statements of Operations

For the Year Ended December 31, 2001

                                                                                               SMALL CAP  INTERNATIONAL   SOCIALLY
                                         EQUITY       BALANCED        INCOME    SHORT-TERM      GROWTH        EQUITY    RESPONSIBLE
                                          FUND          FUND           FUND        FUND          FUND          FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                           $ 11,102,041   $11,433,114    $      720   $     --   $   $ 67,568  $    522,545  $ 1,401,263
  Interest                                 274,396         3,537       8,784,4    104,995        188,544       100,580       88,069
  Miscellaneous income                      35,133         8,202       132,785         --             --            --       29,378
------------------------------------------------------------------------------------------------------------------------------------
                                        11,411,570    11,444,853     8,917,956    104,995        256,112       623,125    1,518,710
  Foreign taxes withheld                  (19,231)            --        (3,194)        --          (174)       (60,948)     (13,523)
------------------------------------------------------------------------------------------------------------------------------------
  Total investment income               11,392,339    11,444,853     8,914,762    104,995        255,938       562,177    1,505,187

EXPENSES:

  Advisory fees                          2,465,002            --       525,847      2,812        707,987       310,266      502,567
  Administrative and support fees        2,523,411            --       518,166      9,277        252,125       149,379      294,923
  Professional fees                         59,710        29,444        29,149     11,318         13,481        12,897       14,233
  Fund Pricing fees                         48,779        22,851        24,209        520         26,524        24,592        9,636
  Custodian fees                            99,038        46,395        49,152      1,057         53,852        49,930       19,565
  Transfer agent fees                       31,486            24            24         24             24            24           24
  Shareholder reports                       33,697        17,518         2,462         19         10,288         9,389       12,566
  Registration Fees                            571            --            --         --             --            --           --
  Trustees' fees and expenses                6,350         6,350         6,350      6,350          6,350         6,350        6,350
  Insurance                                 26,029        18,031           781        139          4,369         2,197        3,423
------------------------------------------------------------------------------------------------------------------------------------
  Total expenses                         5,294,073       140,613     1,156,140     31,516      1,075,000       565,024      863,287
------------------------------------------------------------------------------------------------------------------------------------
  Less advisory and related
    fees waived                           (230,687)           --       (66,726)    (9,277)      (102,708)       (1,091)    (111,802)
  Less expenses paid by
    Horace Mann Investors, Inc.                 --            --            --    (14,289)            --            --           --
  Less earnings credits on
    cash balances                           (2,963)          (38)      (26,006)      (220)        (1,788)       (2,527)        (823)
  Less expenses paid
    by commission credits                 (144,855)           --            --         --             --            --           --
------------------------------------------------------------------------------------------------------------------------------------
  Net Expenses                           4,915,568       140,575     1,063,408      7,730        970,504       561,406      750,662
------------------------------------------------------------------------------------------------------------------------------------
Net investment
  income (loss)                          6,476,771    11,304,278     7,851,354     97,265       (714,566)           771     754,525
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Realized gain (loss) from:
    Investments                          6,852,294     1,625,459     3,720,637      6,245    (22,878,360)   (9,284,748)     826,092
    Foreign currency transactions               15            --       (77,939)        --             --       (71,068)         (75)
------------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
    investments and foreign
    currency transactions                6,852,309     1,625,459     3,642,698      6,245    (22,878,360)   (9,355,816)     826,017

  Change in unrealized appreciation
    (depreciation) on:
    Investments                        (39,792,198)   (8,969,598)      (54,528)     8,132     (1,039,235)   (2,218,644)  (7,169,042)
    Translation of assets and
      liabilities in foreign
      currencies                                --            --        99,309         --             --        63,183           --
  Net realized and unrealized
    gain (loss) from
    investments and foreign
    currency transactions              (32,939,889)   (7,344,139)    3,687,479     14,377    (23,917,595)  (11,511,277)  (6,343,025)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
  IN NET ASSETS
  FROM OPERATIONS                     $(26,463,118)  $ 3,960,139    $11,538,83   $111,642   $(24,632,161) $(11,510,506)  (5,588,500)
====================================================================================================================================


See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

Statement of Changes in Net Assets

For the Years Ended December 31, 2001 and December 31, 2000


                                                      EQUITY FUND             BALANCED FUND            INCOME FUND
                                                   2001        2000          2001       2000        2001        2000
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
 FROM OPERATIONS:
 Net investment income (loss)             $ 6,476,771    $ 7,584,632   $ 11,304,278  $11,773,473  $ 7,851,354   $ 9,679,360

 Net realized short-term gain (loss)
  on investments and
  foreign currency transactions            (8,401,237)   (46,318,081)       555,974  (10,444,140)   3,096,895      (232,179)

 Net realized long-term gain
  (loss) on investments and
  foreign currency transactions            15,253,546    (21,661,868)     1,069,485   (1,847,924)     545,803      (248,440)

 Net unrealized appreciation
  (depreciation) on investments and
  translation of assets and liabilities
  in foreign currency                     (39,792,198)    24,873,373     (8,969,598)   1,345,567       44,781     4,712,282
---------------------------------------------------------------------------------------------------------------------------
 Change in net assets
   from operations                        (26,463,118)   (35,521,944)     3,960,139      826,976   11,538,833    13,911,023
---------------------------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
 Net investment income                     (6,403,440)    (7,885,552)   (11,343,163) (12,038,144)  (7,597,565)   (9,671,251)

 Net realized short-term gain
  from investments and
  foreign currency transactions                    --        (57,559)            --       (5,423)  (3,100,447)           --

 Net realized long-term gain
  from investments and
  foreign currency transactions                    --        (47,965)            --      (12,653)    (557,685)           --
 --------------------------------------------------------------------------------------------------------------------------

  Total distributions
    to shareholders                        (6,403,440)    (7,991,076)   (11,343,163) (12,056,220  (11,255,697)   (9,671,251)
===========================================================================================================================
FROM FUND SHARE
 TRANSACTIONS:

 Proceeds from shares sold                 46,039,181    298,523,202     22,053,789   33,277,399    8,676,908   155,410,030

 Net asset value of shares issued
  in reinvestment of dividends and
  capital gains distributions               6,361,221      7,936,809     11,343,163   12,056,220   10,669,630     9,671,251
---------------------------------------------------------------------------------------------------------------------------
                                           52,400,402    306,460,011     33,396,952   45,333,619   19,346,538   165,081,281
 Cost of shares redeemed                  (87,248,872)  (220,348,910    (48,566,697) (121,914,58  (30,769,005)  (45,311,572)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from fund
 share transactions                       (34,848,470)    86,111,101    (15,169,745) (76,580,967) (11,422,467)  119,769,709
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS                            (67,715,028)    42,598,081    (22,552,769) (87,810,211) (11,139,331)  124,009,481
NET ASSETS:
 Beginning of period                      667,730,672    625,132,591    314,728,305  402,538,516  137,184,152    13,174,671
---------------------------------------------------------------------------------------------------------------------------
 End of period                           $600,015,644   $667,730,672   $292,175,536 $314,728,305 $126,044,821  $137,184,152
===========================================================================================================================
Undistributed net
 investment income (loss)                $    180,103   $    106,757   $     18,875 $     57,760 $    (91,585) $     29,197
---------------------------------------------------------------------------------------------------------------------------


                     See notes to the financial statements.

Horace Mann Mutual Funds                                2001 Funds Annual Report

                                          SMALL CAP                   INTERNATIONAL                    SOCIALLY
        SHORT-TERM FUND                  GROWTH FUND                   EQUITY FUND                  RESPONSIBLE FUND
       2001         2000             2001           2000            2001           2000           2001            2000
---------------------------------------------------------------------------------------------------------------------------
 $    97,265    $    110,293    $    (714,566)  $   (510,672)   $        771   $     73,304   $    754,525    $    687,409
       6,245          (1,092)     (23,462,409)    (6,995,411)     (5,953,035)    (2,298,028)      (611,825)      2,288,851
          --              --          584,049      8,224,770      (3,402,781)     2,670,523      1,437,842       1,493,457
       8,132           3,200       (1,039,235)   (14,351,331)     (2,155,461)    (8,202,195)    (7,169,042)      2,194,800
---------------------------------------------------------------------------------------------------------------------------
     111,642         112,401      (24,632,161)   (13,632,644)    (11,510,506)    (7,756,396)    (5,588,500)      6,664,517
---------------------------------------------------------------------------------------------------------------------------
     (98,187)       (109,538)              --        (13,744)             --             --       (739,646)       (716,080)
      (5,140)             --               --     (1,399,506)             --             --             --      (2,341,012)
          --              --               --             --              --       (522,634)    (1,048,499)     (1,490,194)
---------------------------------------------------------------------------------------------------------------------------
    (103,327)       (109,538)              --     (1,413,250)             --       (522,634)    (1,788,145)     (4,547,286)
===========================================================================================================================
   5,872,379      11,049,588       15,149,801     61,242,800      11,534,620     36,455,429     13,316,445      32,193,495
     103,327         109,538               --      1,413,250              --        522,634      1,788,145       4,547,286
---------------------------------------------------------------------------------------------------------------------------
   5,975,706      11,159,126       15,149,801     62,656,050      11,534,620     36,978,063     15,104,590      36,740,781
  (5,170,353)    (10,922,443)     (15,678,077)   (24,510,265)     (9,169,309)   (12,413,117)   (12,095,496)    (22,379,508)
---------------------------------------------------------------------------------------------------------------------------
     805,353         236,683         (528,276)    38,145,785       2,365,311     24,564,946      3,009,094      14,361,273
---------------------------------------------------------------------------------------------------------------------------
     813,668         239,546      (25,160,437)    23,099,891      (9,145,195)    16,285,916     (4,367,551)     16,478,504
   1,982,253       1,742,707       83,597,338     60,497,447      42,689,297     26,403,381     76,011,182      59,532,678
---------------------------------------------------------------------------------------------------------------------------
 $ 2,795,921    $  1,982,253    $  58,436,901   $ 83,597,338    $ 33,544,102   $ 42,689,297   $ 71,643,631    $ 76,011,182
===========================================================================================================================

 $     1,000    $      1,922    $          --   $         --    $    (72,325)  $     (2,028)  $     21,569    $      7,100
---------------------------------------------------------------------------------------------------------------------------

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT

Notes to the Financial Statements

December 31, 2001


1. BUSINESS ORGANIZATION -- The Horace Mann Mutual Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, which offers units of beneficial ownership (shares) in seven separate investment portfolios: Equity Fund (formally Growth
Fund), Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund. These funds collectively are referred to as the "Funds." Shares are presently offered to Horace Mann Life Insurance Company (HMLIC) Separate Account and the HMLIC 401(k) Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

     FUND INVESTMENT OBJECTIVES:
     A.Equity Fund -- primary, long-term capital growth; secondary, conservation of principal and production of income.

     B.Balanced Fund -- realization of high long-term total rate of return consistent with prudent investment risks.

     C.Income Fund -- long-term total rate of return in excess of the U.S. bond market over a full market cycle.

     D.Short-Term Investment Fund -- primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

     E.Small Cap Growth Fund -- long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

     F.International Equity Fund -- long-term growth of capital through a diversified portfolio of marketable foreign equity securities.

     G.Socially Responsible Fund -- long-term growth of capital, current income and growth of income through investing primarily in a diversified portfolio of equity securities of United States-based companies which are determined to be socially responsible.

2. SIGNIFICANT ACCOUNTING POLICIES:
     A.Security valuation -- A security listed or traded on U.S. or foreign stock exchanges is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. If there are no such bid and ask quotations the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations would not be available, securities would be valued at fair value as determined in good faith by the Board of Trustees; no such securities were owned by the Funds at December 31, 2001.

     B.Security transactions and investment income -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as they become available. Interest income including level yield, premium and discount amortization is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

       The Income Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, a Fund may dispose of such securities prior to settlement if its Sub-Investment Adviser deems it appropriate to do so. The Funds may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT

December 31, 2001


       considered to be derivative transactions. The Funds will normally realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund's Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions.

     C.Federal income taxes -- It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. No provision has been made for federal income or excise taxes. Dividends and distributions payable to shareholders are recorded by the Funds on the record date. Net investment income for federal income tax purposes includes paydown gains and losses on mortgage backed securities and gains and losses realized on foreign currency transactions. These gains and losses are reclassified as net realized gains and losses for financial reporting purposes.

       The Equity Fund, Balanced Fund, Small Cap Growth Fund, and International Equity Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001 the Equity Fund had an accumulated capital loss carry forward for tax purposes of $61,825,975 which will expire on December 31, 2008. At December 31, 2001 the Balanced Fund, Small Cap Growth Fund and International Equity Fund, had an accumulated capital loss carry forward for tax purposes of $10,503,078, $22,900,999, and $9,018,487, respectively, which will expire on December 31, 2009.

       Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and the mark to market of foreign currency contracts and passive foreign investment companies.

     D.Dividends and distributions -- Dividends and distributions from net investment income and net realized gains are paid out annually and are recorded on the ex-dividend date.

       Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

       Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences arise between book and tax basis reporting for the year ending December 31, 2001.

       For tax purposes, the Income Fund had a reclassification for MBS paydowns from accumulated undistributed net investment income to accumulated net gain (loss) in the amount of $190,000. The Equity Fund, Income Fund, International Equity Fund, and Socially Responsible Fund had a reclassification for foreign currency transactions from accumulated net gain (loss) to accumulated undistributed net investment income in the amount of $15, $184,571, $71,068, and $75, respectively. The Small Cap Growth Fund generated a net operating loss which has been reclassified from accumulated undistributed net investment loss to paid in capital in the amount of $714,566. The Income Fund had a reclassification of distributions from accumulated net investment income to accumulated net gain (loss) in the amount of $394,364. The Socially Responsible Fund had a reclassification of distributions from accumulated net gain (loss) to accumulated undistributed net investment income in the amount of $910. Additionally, the Socially Responsible Fund had a reclassification from the sale of a REIT from accumulated undistributed net investment income to accumulated net gain (loss) in the amount of $335.

       For the year ended December 31, 2001, the Income Fund and Socially Responsible Fund paid long-term capital gains of $557,685 and $1,049,409, respectively.

     E.Use of estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT

December 31, 2001



3. OPERATING POLICIES:
     A.Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by State Street Bank and Trust Company and are designated as being held on each fund's behalf by its custodian under a book-entry system. Each fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be credit worthy pursuant to guidelines established by the Trustees.

     B.Asset Backed Securities -- These securities are secured by installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     C.Collateralized Mortgage Obligations -- Planned Amortization Class (PAC)
       -- These securities have a predetermined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     D.American Depository Receipts (ADR) -- A certificate issued by an
       American bank to evidence ownership of original foreign shares. The certificate is transferable and can be traded. The original foreign stock certificate is deposited with a foreign branch or correspondent bank of the issuing American bank.

     E.Commission Credits -- Bernstein Investment Research and Management Unit,
       Mellon Equity Associates, LLP and Wellington Management Company, LLP, subadvisers for the Equity Fund, seek the best price and execution on each transaction and negotiates commission rates solely on the execution requirements of each trade. Occasionally, they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the funds part of the commissions paid.

     F.Earnings Credits on Cash Balances -- During 2001, the Funds' custody fee was reduced as a result of credits earned on overnight cash balances.

     G.Foreign Currency Transactions -- The books and records of the funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

      . market value of investment securities, other assets and other liabilities at the daily rates of exchange, and . purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

       Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT

December 31, 2001



     H.Forward Currency Contracts -- The Income Fund and International Equity
       Fund may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

At December 31, 2001 the Income and International Equity Funds had the following open forward currency contracts:

                                                 Current     Unrealized
      Foreign                                     Value     Appreciation
      Currency                                 U.S. Dollar (Depreciation)
      -------------------------------------------------------------------
      INCOME FUND

      Long Contracts:
      Canadian Dollar,
        2,306,771 expiring 01/23/02            $1,448,464     $  8,838

      Short Contracts:
      Australian Dollar,
        2,772,211 expiring 01/23/02            $1,416,744       15,130

      Canadian Dollar,
        2,306,771 expiring 01/23/02            $1,448,464       15,957

      Euro Dollar,
        8,464,587 expiring 01/23/02            $7,527,654       86,573
                                                              --------
                                                              $126,498
                                                              ========

      Long Contracts:
      Australian Dollar,
        2,772,211 expiring 01/23/02            $1,416,744     $ (4,624)

      Euro Dollar,
        977,724 expiring 02/20/02              $  866,313       (7,648)

      Short Contracts:
      Euro Dollar,
        3,563,102 expiring 01/23/02 - 02/20/02 $3,167,285       (6,912)

      Swedish Krona,
        7,121,993 expiring 01/23/02            $  680,422       (5,646)
                                                              --------
                                                              $(24,830)
                                                              ========

      INTERNATIONAL EQUITY FUND

      Short Contracts:
      Japanese Yen,
        382,808,700 expiring 03/19/02          $2,933,493     $ 66,508
                                                              ========

      Short Contracts:
      Euro Dollar,
        7,758 expiring 01/02/02                $    6,906     $    (19)
                                                              ========

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT

December 31, 2001



4. FUND SHARE TRANSACTIONS -- The Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940. Shares are presently offered to HMLIC Separate Account and the HMLIC 401K Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plan by certain shareholders.

Transactions in capital stock for the years ended 2001 and 2000:

                                        Shares issued
                                       to shareholders
                                       in reinvestment
                                        of dividends                    Net increase
                          Shares sold and distributions Shares redeemed  (decrease)
------------------------------------------------------------------------------------
Equity Fund
12/31/2001                 2,375,752       325,549         (4,370,630)   (1,669,329)
12/31/2000                14,036,233       388,803        (10,619,256)    3,805,780

Balanced Fund
12/31/2001                 1,318,213       697,183         (2,905,713)     (890,317)
12/31/2000                 1,976,765       723,823         (7,234,357)   (4,533,769)

Income Fund
12/31/2001                   670,476       874,560         (2,364,284)     (819,248)
12/31/2000                12,826,661       779,022         (3,613,195)    9,992,488

Short-Term Fund
12/31/2001                   575,879        10,271           (508,562)       77,588
12/31/2000                 1,085,679        11,037         (1,073,159)       23,557

Small Cap Growth Fund
12/31/2001                 1,157,554            --         (1,177,212)      (19,658)
12/31/2000                 2,868,348        84,152         (1,184,318)    1,768,182

International Equity Fund
12/31/2001                   964,473            --           (767,265)      197,208
12/31/2000                 2,248,863        37,508           (801,343)    1,485,028

Socially Responsible Fund
12/31/2001                 1,004,836       141,132           (911,576)      234,392
12/31/2000                 2,357,040       326,835         (1,608,283)    1,075,592

5. MANAGEMENT AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
     A.Horace Mann Educators Corporation (HMEC) is the parent company of Horace
       Mann Investors, Inc. (Investors) and Horace Mann Service Corporation
       (HMSC) and indirectly owns HMLIC. Collectively, these companies are referred to as Horace Mann.

       On August 10, 2001 Bernstein Investment Research and Management Unit (Bernstein) replaced Zurich Scudder Investments, Inc. as the subadviser on the Socially Responsible Fund. Effective October 19, 2001 Small Cap Growth Fund employed a multi-manager strategy using two subadvisers -- BlackRock Financial Management, Inc. and Mazama Capital Management.

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT

December 31, 2001



       Each subadviser's fees are paid by the adviser out of the advisory fees that it receives from each of the funds. Fees paid to a subadviser of a fund with multiple subadvisers depends upon the fee rate negotiated with the adviser and upon the percentage of the fund's assets allocated to that subadviser by the adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser is not constant, and the relative amounts of fees paid to the various subadvisers of a fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a fund, which will remain fixed on the terms described below. The adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the adviser. Because the adviser will pay each subadviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.

       For the year ended December 31, 2001, services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Adviser received a fee based on each fund's average daily net assets, computed daily and payable monthly, at the following annual rates. For the same period, the adviser waived fees in the amounts listed below.

                 Fund                       Rate   Fees waived
                 Equity Fund                0.400%  $230,687
                 Balanced Fund*             0.400         --
                 Income Fund                0.400     66,726
                 Short-Term Investment Fund 0.125         --
                 Small Cap Growth Fund      1.150    102,708
                 International Equity Fund  0.850      1,091
                 Socially Responsible Fund  0.700    111,802

*EffectiveJanuary 19, 2000, the Balanced Fund began operating under a "fund of funds" structure, primarily investing in shares of the Equity Fund and the Income Fund. Under the "fund of funds" arrangement, the Adviser receives directly from the Balanced Fund a fee of 0.400% of the average daily net assets of the Balanced Fund that are not invested in another Fund.

     B.Pursuant to an Administration Agreement with the Funds, Investors provides for the management of the business affairs of each fund, including, but not limited to, office space, clerical services, bookkeeping and other similar services. For the year ended December 31, 2001, Investors received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:

                          Net Assets             Rate
                          On initial $1 billion 0.250%
                          Over $ 1 billion      0.200%

     C.Pursuant to a Support Services Agreement, HMLIC provides certain services to the Funds necessary to coordinate the Funds' activities with those of the Separate Account of HMLIC other than the administrative agreement. For the year ended December 31, 2001, HMLIC received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:

                          Net Assets             Rate
                          On initial $1 billion 0.150%
                          Over $ 1 billion      0.100%

     D.Transfer and dividend disbursing agent services are provided by HMSC on a per account basis. The transfer agent fees for the year ended December 31, 2001 were $31,486 for the Equity Fund, $24 each for the Balanced, Income, Short-Term, Small Cap Growth, International Equity and Socially Responsible Funds.

     E.The Trust pays each independent trustee a $1,000 annual retainer, $1,000 per board meeting attended, $200 for each committee meeting and $500 for each telephonic meeting. For the year ended December 31, 2001, the fees, excluding travel expenses, for independent trustees totaled $27,700. There were seven meetings held during this period. The Trust does not compensate interested officers and trustees (those who are also officers and/or trustees of Horace Mann).

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT

Notes to the Financial Statements (concluded)

December 31, 2001



6. SECURITY TRANSACTIONS -- Security transactions, excluding short-term investments, for the year ended December 31, 2001 were:

                                      Purchases   Proceeds from sales
           ----------------------------------------------------------
           Equity Fund               $232,407,679    $268,157,560

           Balanced Fund               29,287,310      44,676,542

           Income Fund                502,644,440     502,590,368

           Short-Term Fund                     --              --

           Small Cap Growth Fund      189,258,700     187,859,656

           International Equity Fund   39,719,010      35,210,700

           Socially Responsible Fund   99,818,287      99,311,334

The following table shows investments, excluding foreign currency, at cost and unrealized appreciation (depreciation) for federal income tax purposes by fund at December 31, 2001.

                                              Aggregate gross Aggregate gross Net unrealized
                           Cost for Federal     unrealized      unrealized     appreciation
                          income tax purposes  appreciation   (depreciation)  (depreciation)
--------------------------------------------------------------------------------------------
Equity Fund                  $608,927,791       $63,968,589    $(73,341,392)   $ (9,372,803)

Balanced Fund                 305,551,814         1,158,148     (14,985,137)    (13,826,989)

Income Fund                   144,541,568         4,836,429        (968,789)      3,867,640

Short-Term Fund                 2,754,259            15,270          (3,938)         11,332

Small Cap Growth Fund          52,436,497         7,434,794      (1,186,617)      6,248,177

International Equity Fund      35,874,821         1,066,530      (4,113,404)     (3,046,874)

Socially Responsible Fund      72,862,696         3,011,041      (4,326,018)     (1,314,977)

Independent Auditors' Report

The Board of Trustees and Shareholders of
      The Horace Mann Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Horace Mann Mutual Funds (the Funds), consisting of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, and Socially Responsible Fund as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years presented in the period then ended and the financial highlights for each of the periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2001, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2001, the results of their operations for the period then ended, the changes in their net assets for each of the years presented in the period then ended and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                          [LOGO] KPMG LLP

Chicago, Illinois
January 28, 2002

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     THE EQUITY FUND AND A STOCK INDEX/1 /

             [CHART]
-----------------------------------
            Equity Fund
    Average Annual Total Return
-----------------------------------
1 year       5 years       10 years
-----------------------------------
-4.21%        3.42%          9.99%
-----------------------------------
          Stock Index  Equity Index
          -----------  ------------
3/31/1992   $9,745        $9,843
6/30/1992    9,936        10,319
9/30/1992   10,244        10,433
12/31/1992  10,768        10,178
3/31/1993   11,231        11,881
6/30/1993   11,288        12,235
9/30/1993   11,578        12,707
12/31/1993  11,846        13,122
3/31/1994   11,394        12,818
6/30/1994   11,442        13,102
9/30/1994   12,005        13,684
12/31/1994  12,002        13,121
3/31/1995   13,171        14,144
6/30/1995   14,423        15,285
9/30/1995   15,571        16,234
12/31/1995  16,499        17,350
3/31/1996   17,396        18,698
6/30/1996   18,181        19,303
9/30/1996   18,737        20,005
12/31/1996  20,306        21,899
3/31/1997   20,836        22,001
6/30/1997   24,466        24,886
9/30/1997   26,305        27,328
12/31/1997  27,057        27,035
3/31/1998   30,835        30,206
6/30/1998   31,856        28,647
9/30/1998   28,715        25,497
12/31/1998  34,838        29,101
3/31/1999   36,562        28,252
6/30/1999   39,107        31,050
9/30/1999   36,690        27,415
12/31/1999  42,150        28,363
3/31/2000   43,178        27,340
6/30/2000   41,965        26,331
9/30/2000   41,566        27,172
12/31/2000  38,303        27,047
3/31/2001   33,765        25,292
6/30/2001   35,743        26,850
9/30/2001   30,492        23,681
12/31/2001  33,752        25,909

          Past performance is not predictive of future performance.

          Annuity contract fees are not reflected in Equity Fund returns. Returns under the Annuity Alternatives contracts are shown on page 14.

        /1/Stock: S&P 500 Standard and Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. Rate of returns shown above for the unmanaged indices have no expenses.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                THE BALANCED FUND AND A STOCK/BOND INDICES/1 /

              [CHART]
-------------------------------------
           Balanced Fund
    Average Annual Total Return
-------------------------------------
1 year        5 years        10 years
-------------------------------------
1.39%         5.34%          9.20%
-------------------------------------
                Bond         Balanced         Stock Index
                ----         --------         -----------
12/31/1991    $10,000         $10,000           $10,000
3/31/1992       9,810.42        9,887             9,744.80
6/30/1992      10,081.50       10,295             9,936.33
9/30/1992      10,446.94       10,534            10,244.44
12/31/1992     10,752.38       10,195            10,768.06
3/31/1993      11,200.00       11,566            11,230.55
6/30/1993      11,331.22       11,866            11,288.33
9/30/1993      11,607.81       12,240            11,578.15
12/31/1993     11,776.74       12,513            11,846.08
3/31/1994      11,411.55       12,228            11,394.18
6/30/1994      11,412.78       12,363            11,441.83
9/30/1994      11,787.29       12,745            12,005.18
12/31/1994     11,780.23       12,397            12,002.13
3/31/1995      12,674.57       13,216            13,170.62
6/30/1995      13,651.09       14,124            14,423.16
9/30/1995      14,393.03       14,805            15,571.33
12/31/1995     15,109.74       15,641            16,499.25
3/31/1996      15,552.46       16,428            17,396.09
6/30/1996      16,012.67       16,795            18,181.47
9/30/1996      16,420.33       17,310            18,737.71
12/31/1996     17,406.24       18,593            20,306.32
3/31/1997      17,670.51       18,691            20,835.50
6/30/1997      19,726.41       20,527            24,466.19
9/30/1997      20,879.18       22,156            26,305.32
12/31/1997     21,483.31       22,131            27,057.23
3/31/1998      23,415.64       23,918            30,835.01
6/30/1998      24,099.99       23,315            31,856.48
9/30/1998      23,081.48       21,964            28,714.99
12/31/1998     26,065.67       23,831            34,838.03
3/31/1999      26,786.64       23,490            36,562.51
6/30/1999      27,810.97       24,802            39,107.26
9/30/1999      26,855.38       23,049            36,690.43
12/31/1999     29,240.14       23,565            42,149.97
3/31/2000      29,926.70       23,196            43,178.43
6/30/2000      29,629.23       22,801            41,965.12
9/30/2000      29,818.26       23,456            41,566.45
12/31/2000     28,915.96       23,785            38,303.48
3/31/2001      27,210.13       23,160            33,764.52
6/30/2001      28,227.59       24,097            35,743.12
9/30/2001      26,260.74       22,749            30,492.46
12/31/2001     27,948.76       24,115            33,751.70

          Past performance is not predictive of future performance.

          Annuity contract fees are not reflected in Balanced Fund returns. Returns under the Annuity Alternatives contracts are shown on page 14.

        /1/Stock/Bond Indices: through April 30, 1997, S&P 500 Index and Lehman
           Brothers Intermediate Government/Corporate Bond Index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Brothers Aggregate Bond Index thereafter. Rates of return shown above for the unmanaged indices have no expenses.

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      THE INCOME FUND AND BOND INDEX/1 /


            [Chart]
---------------------------------
Income Fund
Average Annual Total Return
--------------------------------
1 year       5 years    10 years
--------------------------------
8.88%         6.66%      6.39%
--------------------------------
             Income    Bond Index
           ----------  ----------
3/10/1992   $10,000    $10,000
3/31/1992     9,910      9,910.66
6/30/1992    10,286     10,304.12
9/30/1992    10,728     10,714.30
12/31/1992   10,023     10,708.32
3/31/1993    11,109     11,100.17
6/30/1993    11,316     11,329.92
9/30/1993    11,556     11,545.04
12/31/1993   11,585     11,588.65
3/31/1994    11,319     11,344.14
6/30/1994    11,239     11,275.98
9/30/1994    11,328     11,370.10
12/31/1994   11,310     11,375.56
3/31/1995    11,800     11,901.33
6/30/1995    12,346     12,503.25
9/30/1995    12,573     12,725.13
12/31/1995   12,990     13,165.30
3/31/1996    12,890     13,070.81
6/30/1996    12,930     13,159.51
9/30/1996    13,140     13,403.68
12/31/1996   13,465     13,749.47
3/31/1997    13,455     13,743.50
6/30/1997    13,900     14,222.05
9/30/1997    14,378     14,696.23
12/31/1997   14,734     15,129.18
3/31/1998    15,017     15,362.64
6/30/1998    15,391     15,721.74
9/30/1998    15,924     16,386.24
12/31/1998   15,925     16,441.47
3/31/1999    15,961     16,357.62
6/30/1999    15,661     16,213.67
9/30/1999    15,733     16,323.93
12/31/1999   15,675     16,304.34
3/31/2000    15,803     16,664.66
6/30/2000    15,995     16,952.96
9/30/2000    16,367     17,464.94
12/31/2000   17,068     18,200.22
3/31/2001    17,619     18,751.68
6/30/2001    17,730     18,856.36
9/30/2001    18,418     19,726.65
12/31/2001   18,585     19,733.91


          Past performance is not predictive of future performance.

          Annuity contract fees are not reflected in Income Fund returns. Returns under the Annuity Alternatives contracts are shown on page 14.

    /1/Bondindex; through April 30, 1997, Lehman Brothers Intermediate
           Government/Corporate Bond index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Brothers Aggregate Bond Index thereafter. The rate of return shown above for the unmanaged index has no expenses.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SHORT-TERM INVESTMENT FUND AND A TREASURY BILL INDEX/1 /

                   [CHART]
--------------------------------------------
        Short-Term Investment Fund
        Average Annual Total Return
--------------------------------------------
1 year        5 years         10 years
--------------------------------------------
5.17%          5.16%            4.56%
--------------------------------------------
            Short-Term   Treasury Bill Index
            ----------   -------------------
3/10/1992    $10,000         $10,000.00
3/31/1992     10,089          10,096.31
6/30/1992     10,178          10,205.74
9/30/1992     10,257          10,311.22
12/31/1992     9,990          10,388.74
3/31/1993     10,391          10,472.07
6/30/1993     10,463          10,551.85
9/30/1993     10,524          10,638.61
12/31/1993    10,591          10,725.02
3/31/1994     10,675          10,804.58
6/30/1994     10,759          10,910.81
9/30/1994     10,864          11,034.57
12/31/1994    11,002          11,179.75
3/31/1995     11,144          11,346.03
6/30/1995     11,286          11,522.80
9/30/1995     11,428          11,689.52
12/31/1995    11,569          11,864.56
3/31/1996     11,708          12,013.48
6/30/1996     11,835          12,172.76
9/30/1996     11,986          12,340.29
12/31/1996    12,150          12,500.16
3/31/1997     12,295          12,664.63
6/30/1997     12,452          12,841.48
9/30/1997     12,610          13,018.21
12/31/1997    12,767          13,185.56
3/31/1998     12,934          13,363.04
6/30/1998     13,087          13,542.91
9/30/1998     13,253          13,734.75
12/31/1998    13,401          13,890.53
3/31/1999     13,535          14,044.72
6/30/1999     13,696          14,203.42
9/30/1999     13,871          14,359.66
12/31/1999    14,039          14,521.93
3/31/2000     14,224          14,725.23
6/30/2000     14,408          14,949.06
9/30/2000     14,621          15,174.79
12/31/2000    14,855          15,422.14
3/31/2001     15,110          15,655.01
6/30/2001     15,275          15,830.35
9/30/2001     15,529          16,001.31
12/31/2001    15,623          16,102.33




          Past performance is not predictive of future performance.

          Annuity contract fees are not reflected in Short-Term Investment Fund returns. Returns under the Annuity Alternatives contracts are shown on page 14.

        /1/Treasury Bill Index: An unmanaged index consisting of U.S. Treasury bills with 90-day maturities. The rate of return shown above for the unmanaged index has no expenses.

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE SMALL CAP GROWTH FUND AND A STOCK INDEX/1 /

                                               Past performance is not
                                               predictive of future performance.

                                               Annuity contract fees are not
                                               reflected in the Small Cap
                                               Growth Fund returns. Returns
                                               under the Annuity Alternatives
                                               contracts are shown on page 14.

                                             /1/Stock Index: Russell 2000
                                                Growth, an unmanaged index
                                                composed of those Russell 2000
                                                Growth securities with a
                                                greater-than-average growth
                                                orientation. The Russell 2000
                                                Growth return shown to the left
                                                reflects the reinvestment of
                                                dividends and capital gain
                                                distributions, if any, but does
                                                not reflect fees, brokerage
                                                commissions or other expenses
                                                of investing.

                                             /2/Since inception refers to its
                                                inception of investment
                                                operations March 10, 1997.
                                                Black Rock Financial
                                                Management, Inc. and Mazama
                                                Capital Management are the
                                                fund's subadviser.


                    [CHART]
-----------------------------------------------------
Small Cap Growth Fund Return
-----------------------------------------------------
1 year     Since inception/2/
-----------------------------------------------------
(29.81%)         6.09%
-----------------------------------------------------
           Small Cap Growth Fund   Stock Index
           ---------------------   -----------
3/10/1997         $10,000          $10,000
3/31/1997           9,040            9,294.00
6/30/1997          10,550           10,925.09
9/30/1997          12,740           12,772.94
12/31/1997         11,700           11,726.59
3/31/1998          12,850           13,119.93
6/30/1998          12,360           12,365.18
9/30/1998          10,040            9,601.02
12/31/1998         12,380           11,871.31
3/31/1999          12,810           11,671.88
6/30/1999          13,540           13,393.48
9/30/1999          14,680           12,735.86
12/31/1999         21,238           16,988.36
3/31/2000          25,064           18,566.58
6/30/2000          22,818           17,196.37
9/30/2000          22,936           16,513.67
12/31/2000         18,935           13,177.91
3/31/2001          14,603           11,173.55
6/30/2001          15,205           13,198.20
9/30/2001          10,808            9,492.14
12/31/2001         13,291           11,975.80



--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE INTERNATIONAL EQUITY FUND AND AN EQUITY INDEX/1 /

                                               Past performance is not
                                               predictive of future performance.

                                               Annuity contract fees are not
                                               reflected in the International
                                               Equity Fund returns. Returns
                                               under the Annuity Alternatives
                                               contracts are shown on page 14.

                                             /1/Equity Index: MSCI EAFE Index
                                                is an unmanaged
                                                capitalization-weighted measure
                                                of stock markets in Europe,
                                                Australia and the Far East. The
                                                rate of return shown to the
                                                left for the unmanaged index
                                                has no expenses.

                                                The index reflects performance
                                                from February 28, 1997 through
                                                December 31, 2001.

                                             /2/Since inception refers to its
                                                inception of investment
                                                operations March 10, 1997.
                                                Zurich Scudder Investments,
                                                Inc. is the fund's subadviser.

                   [Chart]
---------------------------------------------------
International Equity Fund Total Return
---------------------------------------------------
1 year     Since inception/2/
---------------------------------------------------
(26.35%)         2.68%
---------------------------------------------------
            International Equity    MSCI EAFE index
            --------------------    ---------------
3/10/1997         $10,000             $10,000
3/31/1997           9,750              10,036.00
6/30/1997          10,540              11,338.10
9/30/1997          10,820              11,258.12
12/31/1997         10,352              10,375.86
3/31/1998          11,733              11,902.24
6/30/1998          12,378              12,028.21
9/30/1998          10,705              10,317.57
12/31/1998         12,314              12,447.82
3/31/1999          12,558              12,620.84
6/30/1999          13,289              12,941.41
9/30/1999          14,548              13,509.54
12/31/1999         18,698              15,804.81
3/31/2000          18,570              15,789.01
6/30/2000          17,364              15,163.76
9/30/2000          15,656              13,941.56
12/31/2000         15,423              13,566.54
3/31/2001          13,002              11,706.56
6/30/2001          12,905              11,583.65
9/30/2001          11,057               9,961.93
12/31/2001         11,360              10,656.47


--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE SOCIALLY RESPONSIBLE FUND AND A STOCK INDEX/1 /

                                               Past performance is not
                                               predictive of future performance.

                                               Annuity contract fees are not
                                               reflected in the Socially
                                               Responsible Fund returns.
                                               Returns under the Annuity
                                               Alternatives contracts are shown
                                               on page 14.

                                             /1/Stock Index: S&P 500, Standard
                                                & Poor's 500 Composite Index,
                                                an unmanaged index consisting
                                                of 500 stocks. The rate of
                                                return shown to the left for
                                                the unmanaged index has no
                                                expenses.

                                             /2/Since inception refers to its
                                                inception of investment
                                                operations March 10, 1997.
                                                Bernstein is the fund's
                                                subadviser.


                      [CHART]
-----------------------------------------------------
Socially Responsible Fund Total Return
-----------------------------------------------------
1 year     Since inception/2/
-----------------------------------------------------
(7.30%)         8.44%
-----------------------------------------------------
           Socially Responsible  Stock Index
           --------------------  -----------
3/10/1997        $10,000         $10,000
3/31/1997          9,380           9,414.77
6/30/1997         10,970          11,055.34
9/30/1997         12,040          11,886.37
12/31/1997        12,308          12,226.13
3/31/1998         13,935          13,933.17
6/30/1998         13,661          14,394.73
9/30/1998         12,013          12,975.21
12/31/1998        13,514          15,741.98
3/31/1999         13,670          16,521.21
6/30/1999         15,189          17,671.08
9/30/1999         13,462          16,579.01
12/31/1999        14,648          19,045.97
3/31/2000         14,669          19,510.69
6/30/2000         14,478          18,962.44
9/30/2000         15,210          18,782.29
12/31/2000        15,936          17,307.88
3/31/2001         14,761          15,256.99
6/30/2001         15,179          16,150.95
9/30/2001         13,733          13,778.38
12/31/2001        14,772          15,251.11

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT


Management of the Funds
(UNAUDITED)

A listing of the Trustees and Officers of the Trust, their ages, their principal occupations for the past five years and their affiliation with other companies affiliated with Horace Mann Life Insurance Company is presented below. The address of each Trustee and Officer is P.O. Box 4657, Springfield, Illinois 62708-4657.

                                                                                    Number of
                                     Term of                                      Portfolios in      Other
                       Position(s) Office and                                     Fund Complex   Directorships
                        Held with   Length of        Principal Occupation(s)        Overseen        Held by
Name and Age              Fund     Time Served         During Past 5 Years         by Director     Director
---------------------------------------------------------------------------------------------------------------
A.L. Gallop, 76        Trustee     Since 1996;  Executive Director, Minnesota            7      N/A
                                   Trustee of   Education Association
                                   Predecessor  (Retired); formerly Director,
                                   Funds from   Horace Mann Educators
                                   1957 to 1996 Corporation (1968-1983)

Richard A. Holt, 60    Trustee     Since 1998   Senior Relationship Manager              7      N/A
                                                (Retired), Scudder Insurance
                                                Asset Management

Richard D. Lang, 70    Trustee     Since 1997   Executive Director (Retired),            7      N/A
                                                Vermont National Education
                                                Association; formerly member
                                                of Horace Mann Educators
                                                Corporation Educator
                                                Advisory Board

Harriet A. Russell, 60 Trustee     Since 1996;  Member and Vice President,               7      Greater
                                   Trustee of   President, Cincinnati Board of                  Cincinnati
                                   Predecessor  Education; President, Greater                   School
                                   Funds from   Cincinnati School Employer                      Employer
                                   1992 to 1996 Credit Union; teacher                           Credit Union
                                                (Retired), Walnut Hills High                    Board
                                                School; formerly Director,
                                                Horace Mann Growth Fund
                                                (1974-1983)

George J. Zock, 51     Trustee and Since 1996;  Executive Vice President                 7      Horace Mann
                       Chairman    Trustee of   President, Horace Mann Life                     Life Insurance
                                   Predecessor  Insurance Company and                           Company;
                                   Funds from   Horace Mann Service                             Horace Mann
                                   1995-1996    Corporation; (positions with)                   Service
                                                Horace Mann Educators                           Corporation
                                                Corporation and its                             Horace Mann
                                                subsidiaries                                    Investors, Inc.

A. Thomas Arisman, 55  President   Since 2000   Senior Vice President, Horace          N/A      Horace Mann
                                                Mann Life Insurance Company
                                                and Horace Mann Service
                                                Corporation; Director and
                                                President, Horace Mann
                                                Investors, Inc.; (positions with)
                                                Horace Mann Educators
                                                Corporation and its
                                                subsidiaries; former Trustee,
                                                Horace Mann Mutual Funds
                                                (1989-1997)

HORACE MANN MUTUAL FUNDS                               2001 FUNDS ANNUAL REPORT


                                                                                Number of
                                     Term of                                  Portfolios in     Other
                      Position(s)  Office and                                 Fund Complex  Directorships
                       Held with    Length of     Principal Occupation(s)       Overseen       Held by
Name and Age             Fund      Time Served      During Past 5 Years        by Director    Director
---------------------------------------------------------------------------------------------------------
Ann M Caparros, 49   Secretary and Since 1996  Director, Vice President, and       N/A           N/A
                     Ethics                    Corporate Secretary, Horace
                                               Mann Life Insurance Company
                                               and Horace Mann Service
                                               Corporation; Secretary,
                                               Horace Mann Investors, Inc.;
                                               and (positions with) Horace
                                               Mann Educators Corporation
                                               and its subsidiaries

William J. Kelly, 55 Treasurer and Since 1996  Treasurer, Horace Mann              N/A           N/A
                     Regulatory                Investors Inc.; Vice President
                     Compliance                and Compliance Officer,
                     Officer                   Horace Mann Life Insurance
                                               Company; and Vice
                                               President -- Transfer Agent,
                                               Horace Mann Service
                                               Corporation

The Statement of Additional Information for the Horace Mann Mutual Funds includes additional information about the Trustees and officers and is available without charge by calling 1-800-999-1030.

Horace Mann Mutual Funds
P.O. Box 4657
Springfield, IL 62708-4657
1-800-999-1030








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                                                               U.S. POSTAGE PAID
www.horacemann.com                                               LANCASTER, PA
www.reacheverychild.com                                         PERMIT NO. 1910


Business Manager
Horace Mann Investors, Inc.
One Horace Mann Plaza
Springfield, IL 62715-0001












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